UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NEXTNRG, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEXTNRG, INC.

57 NW 183rd Street

Miami, FL 33169

December 9, 2025

Dear Stockholder,

I am pleased to extend this invitation to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of NextNRG, Inc. (the “Company”) to be held at 10:30 a.m., Eastern time, on Monday, December 29, 2025, at 407 Lincoln Rd., Suite 9F, Miami Beach, FL 33139. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the Annual Meeting will be:

1.	To elect as directors the five nominees named in the proxy statement to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the earlier of their resignation or removal;
2.	To approve a change in our state of incorporation from Delaware to Nevada;
3.	To ratify the selection of M&K CPAs, PLLC as our independent public accountant for the fiscal year ending December 31, 2025; and
4.	To consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, promptly in accordance with the instructions set forth on the proxy card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Best regards,

/s/ Michael Farkas
Michael Farkas
Chief Executive Officer and Executive Chairman

NEXTNRG, INC.

57 NW 183rd Street

Miami, FL 33169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2025

To the Stockholders of NextNRG, Inc.:

You are invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of NextNRG, Inc. (the “Company”) to be held at 10:30 a.m., Eastern time, on Monday, December 29, 2025, at 407 Lincoln Rd., Suite 9F, Miami Beach, FL 33139.

At the Annual Meeting, you will be asked to act on the following matters:

1.	To elect as directors the five nominees named in this Proxy Statement to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the earlier of their resignation or removal;
2.	To approve a change in our state of incorporation from Delaware to Nevada;
3.	To ratify the selection of M&K CPAs, PLLC as our independent public accountant for the fiscal year ending December 31, 2025; and
4.	To consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Proxy Statement accompanying this Notice describes these items more fully.

Only holders of record of shares of our common stock, our Series A convertible preferred stock, and our Series B convertible preferred stock at the close of business on October 30, 2025 are entitled to vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting.

YOUR VOTE IS IMPORTANT. PLEASE READ THE PROXY STATEMENT AND VOTE BY FOLLOWING THE VOTING INSTRUCTIONS SENT TO YOU.

December 9, 2025	By Order of the Board of Directors of NextNRG, Inc.

Sincerely,

/s/ Michael Farkas
Michael Farkas
Chief Executive Officer and Executive Chairman

i

NEXTNRG, INC.

57 NW 183rd Street

Miami, FL 33169

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2025

This proxy statement (“Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of NextNRG, Inc. (the “Company,” “NextNRG,” “we,” “us,” and “our”) to be held at 10:30 a.m., Eastern time, on Monday, December 29, 2025, at 407 Lincoln Rd., Suite 9F, Miami Beach, FL 33139, and any postponements or adjournments of the Annual Meeting. We first mailed, or made available on the Internet, these proxy materials to stockholders on or about December 9, 2025.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our holders of record on October 30, 2025 (the “Record Date”) of shares of our common stock, our Series A convertible preferred stock (the “Series A Preferred”), and our Series B convertible preferred stock (the “Series B Preferred”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. Proxies are being solicited by the Board, and the cost of solicitation of the proxies will be paid by NextNRG. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailings, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

The proxy materials include our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”).

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, vote by proxy on the Internet, or vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote on the Internet, go to www.cleartrustonline.com/nxxt to complete an electronic proxy card. You will be asked to provide the 12-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern time, on December 28, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

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What You Are Voting On

At the Annual Meeting, there are three matters scheduled for a vote of the stockholders:

●	Proposal No. 1—Election of Directors. Election of Michael Farkas, Daniel Arbour, Bennet Kurtz, Jack Leiber and Sean Oppen as members of the Board to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. Abstentions and broker non-votes will not count as votes cast and will have no effect on the approval of this proposal.

●	Proposal No. 2—Redomicile. Approval of a change in our state of incorporation (the “Redomicile”) from Delaware to Nevada. Abstentions have the same effect as a vote “Against.” Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal No. 3—Ratification of the Appointment of Our Independent Registered Public Accounting Firm. Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025. Abstentions have the same effect as a vote “Against.” If you are a beneficial owner, your broker, bank or other nominee may vote your shares on this proposal without receiving voting instructions from you.

You may vote “For All” the director nominees, “Withhold All,” or you may vote “For All Except” the nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of our common stock, Series A Preferred and Series B Preferred at the close of business on the Record Date are entitled to vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting. As of the Record Date, NextNRG had 130,840,578, 350,000 and 140,000 shares of common stock, Series A Preferred, and Series B Preferred, respectively, outstanding. The holders of our common stock, Series A Preferred and Series B Preferred do not have any cumulative voting rights.

The presence at the Annual Meeting of a majority of the shares entitled to vote, represented in person or by proxy, is necessary to constitute a quorum for the Annual Meeting. Each outstanding share of our common stock is entitled to one vote. Each share of Series A Preferred and Series B Preferred (i) is convertible into 4.53 shares of our common stock, (ii) votes together with our common stock as one class, and (iii) has 4.53 votes on each of Proposal No. 1, Proposal No. 2 and Proposal No. 3 (which number of votes is equal to the number of shares of our common stock which would be issuable with respect to such preferred shares). Accordingly, 133,060,278 votes constitute a quorum for purposes of the Annual Meeting.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

Please note that brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

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Board Recommendations

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. Specifically, the Board’s recommendations are as follows:

●	FOR the election of each of the five director nominees;

●	FOR the Redomicile; and

●	FOR the ratification of the selection of M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The proxy holders will vote as recommended by the Board with respect to any other matter that properly comes before the Annual Meeting, including any postponements or adjournments thereof. If the Board gives no recommendation on any such matter, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with NextNRG’s Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting, a single Proxy Statement and 2024 Annual Report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for NextNRG. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to us at NextNRG, Inc., Corporate Secretary, 57 NW 183rd St., Miami, FL 33169, or by calling us at (305) 791-1169.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Procedures and Tabulation of Votes

Our inspector of election will tabulate votes cast by proxy or in person at the Annual Meeting. We will also report the results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of five members. The Corporate Governance/Nominating Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. The Corporate Governance/Nominating Committee and the Board have unanimously approved the recommended slate of five directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of stockholders and until a successor is duly elected and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the five persons named under the heading “Nominees for Directors” below. Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name	Age	Position	Director Since
Michael D. Farkas	53	Chief Executive Officer and Executive Chairman	2025
Daniel Arbour	42	Director	2022
Bennett Kurtz	65	Independent Director	2023
Jack Leibler	86	Independent Director	2023
Sean Oppen	51	Independent Director	2023

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named herein.

We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election as a member of our Board.

Michael D. Farkas has served as our Chief Executive Officer and Executive Chairman since February 2025. He is the founder and former Executive Chairman and Chief Executive Officer of Blink Charging Co. (NASDAQ: BLNK), and is the founder and, since 1997, managing director of The Farkas Group, a privately held investment firm. In addition, Mr. Farkas was also the Founder, Chairman and Chief Executive Officer of the Atlas Group, where its subsidiary, Atlas Capital Services, a broker-dealer, successfully raised capital for numerous public and private clients. Over the last 32 years, Mr. Farkas has established a successful track record as a principal investor across a variety of industries. Since 2016, Mr. Farkas has served as Chief Executive Officer and director of Balance Labs Inc (OTC: BLNC).

Daniel Arbour has almost 20 years of experience in building multi-disciplinary high performance work teams and working with board members to ensure corporate and organizational deliverables are established. From 2018 to 2022, Mr. Arbour was the Chief Executive Officer of Shell TapUp, a mobile fueling company, where he managed other executives and more than 300 employees in cross-functional roles. From 2014 to 2018, Mr. Arbour was the General Manager of Marketing & Sales for the United States’ Southwest and Mid Continent areas for Shell Oil Company US, where he, among other tasks, managed profit and losses of $100 million net margin and 3.8 billion litres of volume through national and local account management.

Bennett Kurtz has been the President and Chief Executive Officer of Kurtz Financial Group, a privately held venture capital/investment banking firm, since July 2001. Since January 2020, Mr. Kurtz has been a director of First Phosphate Corp. and has served as its Chief Financial Officer and Chief Administrative Officer.

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Jack Leibler previously served as an adjunct professor at New York University. In 1964, Mr. Leibler graduated from Yale Law School and was admitted to the state bar of New York in 1965. From 1965 to 1972, Mr. Leibler worked at various law firms. From 1972 to 1998, Mr. Leibler was employed at the Port Authority of New York and New Jersey, where he was involved in several large-scale programs. Upon retiring from the Port Authority of New York and New Jersey, Mr. Leibler began a consulting company, consulting large private interests through 2013. Since 2016, Mr. Leibler has been retired.

Sean Oppen has been a managing member of Strategic Exchange Management, LLC since 2002. Mr. Oppen has experience in evaluating international investment and lending opportunities in small to medium size businesses.

Family Relationships

There are no family relationships among our directors and executive officers. Other than as set forth above, there are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

During the past 10 years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	The subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	The subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	The subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

You may vote “For All” the director nominees, “Withhold All,” or you may vote “For All Except” the nominee you specify. The nominees for director who receive a majority of the votes “For” election will be elected as director. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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Information about the Board of Directors and Committees

Independence of Directors

The Board has unanimously determined that three of our five directors (Messrs. Kurtz, Leibler and Oppen) are “independent” directors, as such term is defined in the rules (“Nasdaq Rules”) of the Nasdaq Stock Market (“Nasdaq”).

The definition of “independent director” included in the Nasdaq Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Nasdaq Rules, as the Board has not adopted supplemental independence standards. As required by the Nasdaq Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Nasdaq Rules.

To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Corporate Governance/Nominating Committee and our Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

Board Leadership Structure

Our Board believes it is important to retain flexibility in allocating the responsibilities of the Chief Executive Officer and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Accordingly, we do not have a strict policy on whether these roles should be served independently or jointly.

We do not have a separate lead independent director.

The Board’s Role in Risk Oversight

The Board as a whole actively oversees management of the Company’s risks and looks to its Audit Committee, as well as senior management, to support the Board’s oversight role. The Company’s Audit Committee assists with oversight of financial risks. The full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.

Meetings and Committees of the Board of Directors

Our business, property and affairs are managed under the direction of our Board. Our Board provides management oversight, helps guide the Company on strategic planning and approves the Company’s operating budgets. Our independent directors meet regularly in executive sessions. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

Our Board holds regularly scheduled quarterly meetings. In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and other communication each year. Our Board met formally six times in 2024. Our Audit Committee met six times in 2024, our Corporate Governance/Nominating Committee met six times in 2024, and our Compensation Committee met six times in 2024. Each director attended at least 75% of all Board meetings and committee meetings (for committees on which such director served) held during 2024.

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Board Committees

Our Board has established an Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee. The Chair and members of each committee are shown in the table below:

Name	Audit Committee	Compensation Committee	Corporate Governance/Nominating Committee
Bennett Kurtz	Chair	Member	Member
Jack Leibler	Member	Member	Chair
Sean Oppen	Member	Chair	Member

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://nextnrg.com/investors/governance.

Below is a description of each Board committee. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee meet the independence requirements under Nasdaq’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Audit Committee

The Audit Committee is comprised of three directors appointed by the Board: Bennet Kurtz (Chair), Jack Leibler and Sean Oppen, each of whom satisfies Nasdaq’s independence and financial management expertise requirements.

The Board has determined that Mr. Kurtz is an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002, as amended, and Item 407(d)(5) of Regulation S-K.

The Audit Committee assists the Board in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee’s responsibilities include:

(i)	To select and retain the Company’s independent auditors;
(ii)	To approve all audit, and permitted non-audit and tax services that may be provided by the independent auditors, and establish policies and procedures for pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis;
(iii)	To review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes);
(iv)	To recommend to the Board that the audited financial statements and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section be included in the Company’s Annual Report on Form 10-K and whether the Annual Report should be filed with the SEC;
(v)	To produce the Audit Committee report required to be included in the Company’s proxy statement;
(vi)	To review and discuss with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section to be included in the Company’s Quarterly Report on Form 10-Q, and to review and discuss the Quarterly Report for filing with the SEC;
(vii)	To review and discuss with management and the Company’s independent auditors, the Company’s earnings press releases; and
(viii)	To establish and oversee the Company’s anonymous complaint policy contained within the Company’s Code of Conduct regarding the confidential, anonymous submission by employees of reports regarding questionable accounting practices, internal accounting controls or auditing matters and the investigation, disposition and retention of such reports.

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REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

●	The Audit Committee has reviewed and discussed with management and with M&K CPAs, PLLC, our independent registered public accounting firm, the audited consolidated financial statements of the Company for the year ended December 31, 2024 (the “2024 Financial Statements”).

●	M&K CPAs, PLLC has advised Company management and the Audit Committee that it has discussed with them all the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

●	The Audit Committee has received from M&K CPAs, PLLC the written disclosures and the letter required by applicable requirements of the PCAOB regarding M&K CPAs, PLLC’s communications with the Audit Committee concerning independence and has discussed M&K CPAs, PLLC’s independence with them, and based on this evaluation and discussion, recommended that M&K CPAs, PLLC be selected as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

●	Based upon the aforementioned review, discussions and representations of M&K CPAs, PLLC, and the audit opinion presented by M&K CPAs, PLLC on the 2024 Financial Statements, the Audit Committee recommended to the Board of Directors that the 2024 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Submitted by the Audit Committee of the Board of Directors:

Bennett Kurtz, Chair
Jack Leibler
Sean Oppen

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The material in this report is not deemed to be “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Compensation Committee

The Compensation Committee is comprised of three directors appointed by the Board: Sean Oppen (Chair), Bennet Kurtz and Jack Leibler, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “independent” within the meaning of Nasdaq Rule 5605(b)(1).

The Compensation Committee’s responsibilities include:

(i)	To review and approve all corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluate annually the Chief Executive Officer’s performance in light of those goals and determine and approve the Chief Executive Officer’s compensation level based on its evaluation;
(ii)	To review and approve compensation of all other executive officers;
(iii)	To review, approve incentive compensation and equity-based plans and administer the Company’s incentive compensation and equity-based plans;
(iv)	To review and discuss with management the Company’s compensation discussion and analysis and recommend inclusion in the Company’s annual report and proxy statement;
(v)	To review and approve any employment agreements, severance agreements or plans for the Chief Executive Officer and other executive officers;
(vi)	To determine stock ownership guidelines for the Chief Executive Officer or other executive officers and monitor compliance with such guidelines;
(vii)	To review and recommend to the Board for approval the frequency with which the Company will conduct say-on-pay votes and review and approve the proposals regarding the say-on-pay vote and the frequency of the say-on-pay vote to be included in the Company’s proxy statement; and
(viii)	To review all director compensation and benefits.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee is comprised of three directors appointed by the Board: Jack Leibler (Chair), Bennet Kurtz and Jack Leibler, each of whom is “independent” within the meaning of Nasdaq Rule 5605(b)(1).

The responsibilities of the Corporate Governance/Nominating Committee include:

(i)	To determine the qualifications, skills and other expertise required to be a director of the Company and recommend to the Board for approval, a set of criteria to be considered in selecting nominees for directors;
(ii)	To identify and recommend candidates for nomination as members of the Board of Directors and its committees;
(iii)	To develop and recommend to the Board a set of corporate governance guidelines;
(iv)	To develop and recommend to the Board for approval a set of corporate governance guidelines applicable to the Company and to review these principals annually;
(v)	To oversee the Company’s corporate governance practices and procedures;
(vi)	To develop a process for annual evaluations of the Board and its committees;
(vii)	To review the Board’s committee structure and composition;
(viii)	To identify, and make recommendations regarding the selection of candidates to fill any vacancy on the Board;
(ix)	To develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;
(x)	To review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Corporate Governance/Nominated Committee and other Board committees, director independence and the director nominations process;
(xi)	To monitor compliance with the Company’s Code of Conduct; and
(xii)	To develop and recommend to the Board for approval a Chief Executive Officer succession plan.

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Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Corporate Governance/Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations, and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Corporate Governance/Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Corporate Governance/Nominating Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

When considering director candidates, the Corporate Governance/Nominating Committee will evaluate multiple factors in assessing their qualification. A candidate must have extensive and relevant leadership experience, including an understanding of the complex challenges of enterprise leadership. An appropriate candidate will have gained appropriate experience and education in some or all of the key areas below.

●	Relevant Sector Experience. Director candidates will have gained their leadership experience in sectors directly relevant to the Company’s business and/or served as the Chief Executive Officer, Chief Operating Officer or other major operating or staff officer of a public corporation, with a background in marketing, finance and/or business operations.
●	Operating in a Regulated Industry. Director candidates will have experience working in a highly regulated industry, such as pharmaceutical, medical device or health care.
●	Corporate Governance Experience. Director candidates should have sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company.
●	Education. Generally, it is desirable that a Board candidate should hold an undergraduate degree from a respected college or university and in relevant fields of study.

When further considering director candidates, personal attributes and characteristics will be considered. Specifically, these should include the following:

●	Personal. Director candidates should be of the highest moral and ethical character. Candidates must exhibit independence, objectivity and be capable of serving as representatives of the stockholders. The candidates should have demonstrated a personal commitment to areas aligned with the Company’s public interest commitments, such as education, the environment and welfare of the communities in which we operate.
●	Individual Characteristics. Director candidates should have the personal qualities to be able to make a substantial active contribution to Board deliberations. These qualities include intelligence, self-assuredness, a high ethical standard, inter-personal skills, independence, courage, a willingness to ask the difficult question, communication skills and commitment. In considering candidates for election to the Board, the Board should constantly be striving to achieve the diversity of the communities in which the Company operates.
●	Availability. Director candidates must be willing to commit, as well as have, sufficient time available to discharge the duties of Board membership. Generally, therefore, the candidate should not have more than three other corporate board memberships.
●	Compatibility. The Board candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

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Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, at the following address:

NextNRG, Inc.

57 NW 183rd St., Miami, FL 33169

Attn: Board of Directors.

Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We do not require Board members to attend our annual meetings of stockholders. All directors attended the last annual meeting of stockholders, and all are expected to attend this year’s Annual Meeting.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and the Nasdaq Rules. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. On an annual basis, each director and executive officer completes a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

The Board has adopted a written Code of Conduct, applicable to each employee, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct also applies to our agents and representatives, sales representatives and consultants. The Code of Conduct is posted on our website at https://nextnrg.com/investors/governance. If we make certain amendments to or waivers of our Code of Conduct, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

Policies and Procedures for Approval of Related Party Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families is a participant and the amount exceeds $120,000. We refer to these transactions as related party transactions. Related party transactions have the potential to create actual or perceived conflicts of interest between NextNRG and its directors, officers and significant stockholders or their immediate family members. Our Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also have the authority to hire independent experts, lawyers and other consultants to assist and advise it in connection with its responsibilities.

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PROPOSAL NO. 2

THE REDOMICILE

Our Board of Directors has approved, and recommends that stockholders approve, the Redomicile, pursuant to which the Company’s state of incorporation will be changed from the State of Delaware to the State of Nevada. If our stockholders approve Proposal No. 2, we will effectuate the Redomicile by converting (the “Conversion”) the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this Proposal No. 2, we sometimes refer to the Company as “NXXT-DE” prior to the Redomicile and “NXXT-NV” after the Redomicile. The Redomicile in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Redomicile in Nevada

Our Board of Directors believes that there are several reasons why a redomicile in Nevada is in the best interests of the Company and its stockholders. The Redomicile will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. In Delaware, the amount of such tax payments is determined based, in part, on the total number of shares of stock the Company is authorized to issue and the number of shares of stock outstanding and the Company’s assets. The Company’s current capital structure results in relatively high franchise taxes in Delaware, which are higher than the fees that would be due and payable if the Company were a Nevada corporation. For tax year 2024, we paid $121,016 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation, for tax year 2025, our Delaware franchise taxes will continue to be approximately $130,000 (based on our current capital structure and assets). If we effectuate the Redomicile in Nevada, our annual fees will consist of an annual business license fee of $500, an annual domestic agent representation fee of $175, and an annual fee based on the number of authorized shares and their par value, currently equal to $75.

In addition, the Redomicile may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. The increasing frequency of claims and litigation directed toward directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Also, Redomicile in Nevada will provide potentially greater protection for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law requires indemnification for all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.

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Further, a Redomicile in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, as discussed below under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

The Redomicile is not being effectuated to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Redomicile may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparison of Stockholders’ Rights Before and After the Change of Corporate Domicile” below.

Plan of Conversion

The Redomicile will be effectuated pursuant to the plan of conversion to be entered into by the Company (the “Plan of Conversion”). The Plan of Conversion provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of NXXT-DE, and all property owned by NXXT-DE, all debts due to NXXT-DE, as well as all other causes of action belonging to NXXT-DE immediately prior to the conversion, remaining vested in NXXT-NV following the conversion. NXXT-NV will remain as the same entity following the conversion. The change of corporate domicile will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company. The Plan of Conversion is attached hereto as Annex A.

Assuming that stockholders approve this Proposal No. 2, in order to effectuate the Redomicile, we would file a certificate of conversion with the Delaware Secretary of State, a copy of which is attached as Exhibit A to the Plan of Conversion (the “DE Certificate of Conversion”), articles of conversion with the Nevada Secretary of State, a copy of which is attached as Exhibit B to the Plan of Conversion (the “NV Articles of Conversion”), and articles of incorporation with the Nevada Secretary of State, a copy of which is attached as Exhibit C to the Plan of Conversion (the “NV Articles of Incorporation”).

Stockholders should note that approval of the Redomicile described in this Proposal No. 2 would also constitute approval of the assumption by NXXT-NV of the Company’s options and other rights to purchase capital stock. Stockholder approval would also constitute approval of the assumption by NXXT-NV of the Company’s equity compensation plans. The Company’s other employee benefit arrangements would also be continued by NXXT-NV upon the terms and subject to the conditions in effect prior to the effective time of the Redomicile.

Effect of Vote for the Redomicile

A vote in favor of the Redomicile proposal is a vote to approve the Plan of Conversion and therefore, the Redomicile. A vote in favor of the Redomicile proposal is also effectively a vote in favor of the NV Articles of Incorporation and bylaws.

If the Redomicile proposal fails to obtain the requisite vote for approval, the Redomicile will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Company’s existing Amended and Restated Certificate of Incorporation and Bylaws.

The Board has the authority to abandon the change of corporate domicile even after approval by the stockholders.

Effective Time

If Proposal No. 2 is approved, the Redomicile will become effective upon the filing of, and at the date and time specified in (as applicable), the DE Certificate of Conversion with the Secretary of State of Delaware, the NV Articles of Conversion with the Secretary of State of Nevada, and the NV Articles of Incorporation with the Secretary of State of Nevada, in each case, upon acceptance thereof by the respective Secretary of State’s office. If the Redomicile is approved, it is anticipated that our Board will cause the Redomicile to be effectuated as soon as reasonably practicable. However, the Redomicile may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Redomicile, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Redomicile should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

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Material U.S. Federal Income Tax Consequences of the Redomicile

The following is a discussion of the material U.S. federal income tax consequences of the Redomicile to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Redomicile. This discussion is based upon current provisions of the Code, current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Redomicile, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our common stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our common stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our common stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Redomicile.

The Redomicile is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Redomicile qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

●	U.S. holders will not recognize any gain or loss as a result of the Redomicile;

●	the aggregate tax basis of the shares of NXXT-NV common stock deemed received in the Redomicile by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of NXXT-DE common stock converted therefor;

●	the holding period of the shares of NXXT-NV common stock deemed received in the Redomicile by a U.S. holder will include the U.S. holder’s holding period of the shares of NXXT-DE common stock converted therefor; and

●	no gain or loss will be recognized by the Company as a result of the Redomicile.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REDOMICILE. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REDOMICILE TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Securities Act Consequences

The shares of NXXT-NV common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the NXXT-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Redomicile, NXXT-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders whose shares of our common stock are freely tradable before the Redomicile will continue to have freely tradable shares of NXXT-NV common stock. Stockholders holding restricted shares of NXXT-NV common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, the NXXT-NV and its stockholders will be in the same respective positions under the federal securities laws after the Redomicile as the Company and our stockholders prior to the Redomicile.

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Potential Disadvantages of the Redomicile

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Further, a Redomicile in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, whereby our Board of Directors may be able to take certain actions without the need for stockholder approval, as discussed under “Comparison of Stockholders’ Rights Before and After the Change of Corporate Domicile.”

Comparison of Stockholders’ Rights Before and After the Change of Corporate Domicile

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Redomicile, the Redomicile will effectuate certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Redomicile that will result from the differences among the NRS and the DGCL and the differences between NXXT-NV’s articles of incorporation and bylaws and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described and is qualified in its entirety by reference to the NRS, the DGCL, NXXT-NV’s articles of incorporation, NXXT-NV’s bylaws and NXXT-DE’s Amended and Restated Certificate of Incorporation and NXXT-DE’s Bylaws.

Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Amendment of Charter Documents	Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of shares of a class or alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders.	Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

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Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Number of Directors	Delaware law provides that a corporation must have at least one or more directors to be fixed as provided in the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.	Nevada law provides that a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

	The Delaware Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.	The Nevada Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.

Classified Board of Directors	Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide the holders of any class or series of stock the right to elect 1 or more directors. In addition, the certificate of incorporation may confer upon 1 or more directors voting powers greater than or less than those of other directors.	Under Nevada law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares. At least one-fourth of the total number of the directors must be elected annually.

Term of Board of Directors	The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.	Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified at an annual meeting of stockholders, or until the director resigns or is removed.

Removal of Directors	Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.	Nevada law provides that the any director may be removed, with or without cause, from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. With respect to corporations that elect directors with cumulative voting, any director or directors who constitute fewer than all of the directors may not be removed except upon vote of the stockholders owning sufficient shares to prevent each director’s election at the time of removal.

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Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Filling Vacancies on the Board of Directors	Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.	Nevada law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Cumulative Voting	Delaware law permits corporations to provide for cumulative voting in the corporation’s certificate of incorporation.	Nevada law permits cumulative voting only if the articles of incorporation provide for cumulative voting and certain procedures regarding notice are followed.

	The Delaware Amended and Restated Certificate of Incorporation does not provide for cumulative voting.	NXXT-NV’s Articles of Incorporation do not provide for cumulative voting.

Board Action by Written Consent	Under Delaware law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee.	Under Nevada law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board except any interested directors.

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Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Interested Party Transactions	Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.	Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Stockholder Voting- Quorum	Delaware law provides that unless otherwise provided in the Certificate of Incorporation or the Bylaws, a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.

Stockholder Voting-Action	In all matters other than the election of directors, the affirmative vote of the majority shares present in person or by proxy at the meeting and entitled to vote on the subject matter constitutes the act of the stockholders. Where are separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series, present in person or by proxy, generally constitutes a quorum and the affirmative vote of the majority of shares of such class or series present in person or by proxy constitutes the act of such class or series.	Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

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Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Director Elections	Delaware law provides that, unless otherwise stated in the certificate or bylaws, the election of directors shall be by a plurality of the vote.	Nevada law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.

Stockholder Action by Written Consent	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.	Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Stockholder Vote for Mergers and Other Corporate Reorganizations	Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Special Meetings of Stockholders	Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

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Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Failure to Hold an Annual Meeting of Stockholders	Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

Limitation on Director Liability	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.	Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification	Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.	Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

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Provision	Delaware Law and NXXT-DE’s Amended and Restated Certificate of Incorporation and Bylaws	Nevada Law and NXXT-NV’s Articles of Incorporation and Bylaws
Advancement of Expenses	Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.	Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

Declaration and Payment of Dividends	Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).	Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Business Combinations	Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock not owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.	Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

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No Material Accounting Implications

Effectuating the Redomicile will not have any material accounting implications.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Redomicile described in this Proposal No. 2 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than as described in “Significant Differences between the Corporate Laws of Delaware and Nevada – Limitation on Personal Liability of Directors and Officers,” no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of corporate domicile that is not shared by all of our other stockholders.

Vote Required

The approval and adoption of the Redomicile of the Company from the State of Delaware to the State of Nevada requires the affirmative vote of the holders of a majority of the outstanding shares of common stock, Series A Preferred and Series B Preferred entitled to vote thereon.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE REDOMICILE OF THE COMPANY.

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PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

A representative of M&K CPAs, PLLC is expected to be present at the Annual Meeting telephonically, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

Stockholder ratification of the selection of M&K CPAs, PLLC as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of M&K CPAs, PLLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth information regarding fees for services rendered by M&K CPAs, PLLC related to the fiscal years ended December 31, 2024 and 2023:

Types of Fees	2024	2023
Audit Fees(1)	$106,175	$83,096
Tax Fees(2)	-	-
Other Fees(3)	$37,000	$19,500
Total Fees	$143,175	$102,596

(1)	Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly consolidated financial statements and consultations on accounting matters directly related to the audit.

(2)	Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning.

(3)	Other fees consist of fee for professional services rendered in connection with the Company’s S-1 filings, consents and comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee approved, in advance, all work performed for the years ended December 31, 2024 and 2023, by our principal accountant, M&K CPAs, PLLC. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by M&K CPAs, PLLC.

Required Vote and Recommendation of Board of Directors

The ratification of M&K CPAs, PLLC as NextNRG’s independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the Annual Meeting, will be required to ratify the appointment of M&K CPAs, PLLC as our independent registered public accounting firm. Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3,

RATIFICATION OF M&K CPAs, PLLC AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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MANAGEMENT

Set forth below are the Company’s executive officers:

Name	Age	Position
Michael D. Farkas	52	Chief Executive Officer and Executive Chairman
Joel Kleiner	36	Chief Financial Officer
Dr. Arif Sarwat	53	Chief Technology Officer

Michael Farkas. See “Proposal No. 1—Election of Directors” for certain biographical information regarding Mr. Farkas.

Joel Kleiner. Mr. Kleiner has served as our Chief Financial Officer since August 2024. From October 2021 to December 2022, Mr. Kleiner served as a Director of Finance at Torii Software, and from January 2023 to July 2024. Mr. Kleiner served as the VP of Finance at Torii Software where he takes the lead in financial strategy and planning initiatives as a member of the leadership team, partnering with leaders to develop and execute comprehensive financial plans aligned with corporate objectives. From June 2019 to March 2021, Mr. Kleiner served as a controller of Stella Connect (which was acquired by Medallia Inc. in September of 2022) and from March 2021 to September 2021, he served as the B2B SaaS Customer Feedback and Quality Assurance at Stella Connect. Mr. Kleiner has also previously served as a Financial Analyst at the Government of Israel Ministry of Finance Economic Mission in the US from July 2013 to July 2015 and served as an Accounting Technician at the Securities and Exchange Commission from January 2013 to June 2013. Mr. Kleiner is a Certified Public Accountant in the state of New York.

Dr. Arif Sarwat. Dr. Sarwat joined NextNRG as its Chief Technology Officer in 2024. Since August 2012, Dr. Arif Sarwat has served as a Professor in the department of Electrical and Computer Engineering and also the Director of FIU-FPL Solar Research Center. Dr. Sarwat currently holds the title of Eminent Scholar Chaired Professor and Director of FPL-FIU Solar Facility. Dr. Sarwat received his Master’s degree from University of Florida, Gainesville, his Ph.D. from University of South Florida, Tampa and currently leads The Energy, Power and Sustainability Group at FIU. Dr. Sarwat’s research interests include smart grids, Plug-in Hybrid and Electric Vehicle (PHEV & EV Systems), high penetration renewable systems, grid resiliency, large-scale data analysis, advance metering infrastructure, smart city infrastructure and cybersecurity. His outstanding contribution led him to become the recipient of NSF Career Award in 2016 and multiple federal and industry research awards. He was the author/co-author of conference best paper awards at the resilience week in 2017 and a journal best paper award in 2016 from Modern Power Systems and Clean Energy journal. Dr. Sarwat worked at Siemens for more than nine years, winning three recognition awards. He is chair of IEEE Miami Section VT and Communication since 2012.

EXECUTIVE COMPENSATION

Executive Compensation Objectives and Practices

We designed our executive officer compensation program to attract, motivate and retain key executives who drive our success. We strive to have pay reflect our performance and align with the interests of long-term stockholders, which we achieve with compensation that:

●	Provides executives with competitive compensation that maintains a balance between cash and stock compensation, encouraging our executive officers to act as owners with an equity stake in our company;

●	Ties a significant portion of total compensation to achievement of the Company’s business goals such as revenue, and Adjusted EBITDA targets;

●	Enhances retention by having equity compensation subject to multi-year vesting; and

●	Does not encourage unnecessary and excessive risk taking.

We evaluate both performance and compensation to ensure the Company maintains its ability to attract and retain superior employees in key positions and compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other companies our size.

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Elements of Executive Compensation

Our compensation for senior executive officers generally consists of the following elements: base salary; performance-based incentive compensation determined primarily by reference to objective financial operating criteria; long-term equity compensation in the form of stock options and restricted stock; and employee benefits that are generally available to all our employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. It is our policy to set base salary levels taking into account a number of factors, such as annual revenue, the nature of the mobile fueling business, the structure of other comparable companies’ compensation programs and the availability of compensation information. When setting base salary levels, in a manner consistent with the objectives outlined above, the Board considers our performance, the individual’s breadth of knowledge and performance and levels of responsibility. In determining salaries, we did not engage compensation consultants.

Annual Performance-Based Incentive Compensation

Our performance-based incentive compensation program is designed to compensate executives when financial performance goals are achieved. Executives have the opportunity to earn annual cash compensation equal to a percentage of their base salary.

Long-Term Incentive Compensation – Equity Compensation

Our executive officers are eligible for stock awards. We believe that stock awards give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company. We have granted options as well as restricted stock under our 2022 plan and 2020 Stock Incentive Plan. Stock awards also provide each individual with an added incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the vesting schedule (which is generally three years for employees and one year for non-employee directors, although this may vary at the discretion of the Compensation Committee) encourages a long-term commitment to the Company by our executive officers and other participants. Each year the Compensation Committee reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon the executive’s past performance, as well as anticipated future performance, of the executive officer. The Compensation Committee continues to believe that equity compensation should be an important element of the Company’s compensation package.

Typically, we have awarded stock options and restricted stock to executives upon joining the Company and thereafter grants may be at the discretion of the Board, a role that will be assumed by our compensation committee on a going forward basis. Generally, options are priced at the closing price of the Company’s common stock on the date of each grant, or, in the case of new employees, on such later date as the employee joins the Company. We also have granted restricted stock to members of the Board of Directors and executive officers from time to time.

We do not have a formal written policy relating to the timing of equity awards. We encourage, but we do not require, that our executive officers own stock in the Company.

Retirement and Other Benefits

All eligible employees in the United States are automatically enrolled in our 401(k) plan.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Code limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each of the named executive officers in a taxable year.

Compensation of Former Chief Executive Officer

Mr. Levy was appointed as the Company’s interim Chief Executive Officer on April 24, 2023. In his position as interim Chief Executive Officer, Mr. Levy received an annual base salary of $200,000, subject to periodic review. He was also eligible for additional cash and equity incentive compensation at the discretion of the Compensation Committee. Mr. Levy received a salary of $201,539 during the year ended December 31, 2024. Mr. Levy ceased to be our interim Chief Executive Officer on February 13, 2025.

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2024 SUMMARY COMPENSATION TABLE

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2024 and 2023, respectively:

					All
			Option	Stock	Other
		Salary	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)

Yehuda Levy	2024	196,154	-		46,465	242,619
Interim Chief Executive Officer (3)	2023	192,323	-	-	21,712	214,035

Michael McConnell	2024	-	-
Former Chief Executive Officer	2023	52,918	50,000	-	1,285	104,203

Michael Handelman	2024	23,600	-	-	-	23,600
Chief Financial Officer (4)	2023	11,050	-	-	-	11,050

Arthur Levine	2024	-	-	-	-	-
Former Chief Financial Officer	2023	170,049	-	-	14,430	184,479

Avishai Vaknin	2024	112,039	-	-	41,738	153,777
Chief Technology Officer, Mobile Fuel Delivery (5)	2023	-	-	832,000	11,716	843,716

Richard Dery	2024	-	-	-	-	-
Former Chief Commercial Officer	2023	77,740	-	-	12,544	90,284

Michael DeVoe	2024	-	-	-	-	-
Former Chief Operating Officer	2023	23,365	-	-	-	23,365

(1)	Represents the aggregate grant date fair value of stock options, accounted for in accordance with ASC 718. The assumptions made in the valuations of these option awards are included in the accompanying consolidated financial statements.

(2)	During the year ended December 31, 2024 and 2023, the Company paid medical, dental, and vision benefits as well as made matching 401(k) contributions on behalf of the named executives herein.

(3)	Mr. Levy became the Company’s interim Chief Executive Officer on April 24, 2023, prior to this, Mr. Levy served as the Company’s Vice President of Operations In connection with the common control merger on February 13, 2025, Mr. Levy resigned his position.

(4)	Mr. Handelman became the Company’s Chief Financial Officer on August 1, 2023. There is no formal agreement with Mr. Handelman, however, he is paid $5,560 per quarter. In connection with the common control merger on February 13, 2025, Mr. Handelman resigned his position.

(5)	Mr. Vaknin became the Company’s Chief Technology Officer on April 19, 2023. During 2023, in connection with Mr. Vaknin’s employment agreement, the Company granted 130,000 shares of common stock having a fair value of $832,000 ($6.40/share), based upon the quoted closing trading price. This award is subject to various vesting provisions over time.

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Outstanding Equity Awards at 2023 Fiscal Year-End

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2024 and 2023, respectively:

		Option Awards			Stock Awards
Name	Grant Date	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested	Market value of shares of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares (#)	Equity incentive plan awards: market or payout value of unearned shares ($)
Avishai Vaknin (1)	April 19, 2023	-	$-	-	-	-	65,000	166,400

(1)	The Company granted 130,000 shares. At December 31, 2023, 80% or 104,000 shares were fully vested. The balance of 26,000 shares are expected to vest in 2025 (10%) and 2026 (10%) ratably in April of each year which is the employment anniversary. The grant date fair value of these shares was $832,000. During the year ended December 31, 2023, the Company recognized an expense of $665,600, the remaining $166,400 is expected to be recognized in 2025 ($83,200) and 2026 ($83,200), respectively.

COMPENSATION AGREEMENTS

General Overview

We have entered into employment agreements with each of the named executive officers. These agreements include the named executive officer’s initial base salary, an indication of eligibility for an annual cash incentive award opportunity and an opportunity for annual equity grants. In addition, each of our named executive officers has executed a form of our standard confidential information and invention assignment agreement.

Avishai Vaknin (Chief Technology Officer)

Effective April 19, 2023, Avishi Vaknin was appointed as the Company’s Chief Technology Officer (“CTO”). Mr. Vaknin will act as CTO for three years. On April 19, 2023, the Company entered into an employment agreement with Mr. Vaknin (the “Agreement). In lieu of a cash salary, Mr. Vaknin will be entitled to Performance Based Restricted Stock Units (“PBRS”). The amount of PBRS issued to Mr. Vaknin will be up to 1,040,000 shares of the Company’s restricted common stock, which issuance is subject to the availability of such shares under the Company’s Equity Incentive Plan. Vesting of the PBRS will be based on achievement of the performance indicators (“Performance Indicators”) identified in Schedule I of the Agreement. Vesting will be deemed to occur once the Board of Directors (the “Board”) certifies the achievement of each Performance Indicator. The Performance Indicators must be achieved according to the timeline set forth in Schedule I or the portions of the PBRS attributable to those Performance Indicators will be forfeited. Mr. Vaknin is eligible to participate in all of the Company’s benefit plans.

On the first anniversary of Mr. Vaknin’s employment, he will begin to receive a salary of $150,000 per year. On the second anniversary of Mr. Vaknin’s employment, this amount will increase to $200,000 per year. No cash salary will be paid unless he meets all “time-based” Performance Indicators set forth in Schedule I of the Agreement within the first year of employment with the Company. Upon presentation of the appropriate documentation in accordance with the Company’s expense reimbursement policies, the Company will reimburse Mr. Vaknin for the reasonable business expenses incurred in connection with his employment.

Beginning on the six-month anniversary of Mr. Vaknin’s employment start date (“Employment Start Date”), upon meeting pre-determined periodic Key Performance Indicators (“KPIs”) every calendar year, he will be eligible for a target annual cash bonus of up to $150,000, as adjusted from time to time (pro-rated for the first year of employment). These KPIs will be mutually agreed upon between the Board, or a committee thereof, and Mr. Vaknin within two months of the six-month anniversary of his Employment Start Date and within two months of the beginning of each year thereafter (the “Cash Performance Bonus”). To qualify for the Cash Performance Bonus, Mr. Vaknin must meet all or part of the KPIs. A partial cash bonus will be available if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a cash bonus. The KPIs will be separate from the Performance Indicators set forth in Schedule I of the Agreement.

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Beginning on the six-month anniversary of his Employment Start date as a “C” level executive of the Company, provided the Company has sufficient available securities, Mr. Vaknin will be entitled to receive equity awards under the Company’s Incentive Plan, (the “Incentive Plan”). The aggregate annual award value under the Incentive Plan will be equal to a target of up to $350,000 worth of Equity Awards, as adjusted from time to time, (the “Grant”), which will be pro-rated for the first year. A partial Grant will be possible if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a Grant. Twenty-five percent (25%) of such Grant will be in the form of Restricted Common Stock (the “RCSs”) and the remaining seventy-five percent (75%) of such Grant will be in the form of options to purchase the Company’s common stock (the “Stock Options”). The number of Stock Options shall be calculated in accordance with the Company’s option valuation practices. The RCSs will vest on the first anniversary of the day they were granted. The Stock Options will vest in equal one-third (1/3) increments on each anniversary of the day they were granted. All Equity Awards will be granted to Mr. Vaknin, provided that: (1) at the end of each applicable vesting date, he is still employed by the Company and (2) to the extent he satisfies any KPIs or other performance criteria established by the Incentive Plan. All Stock Options that will be granted to you shall expire 5 years following their vesting. The KPIs will be separate from the Performance Indicators set forth in Schedule I.

The Agreement may be terminated for Cause (defined below) by the Company before the expiration of the Term if, during the Term of the Agreement, Mr. Vaknin (i) materially violates the provisions of the Non-Competition Agreement or the Confidentiality Agreements; (ii) is convicted of, or pleads nolo contendere to, any crime involving misuse or misappropriation of money or other property of the Company or any felony; (iii) exhibits repeated willful or wanton failure or refusal to perform his duties in furtherance of the Company’s business interest or in accordance with the Agreement, which failure or refusal is not remedied by him within thirty (30) days after notice from the Company; (iv) commits an intentional tort against the Company, which materially adversely affects the business of the Company; (v) commits any flagrant act of dishonesty or disloyalty or any act involving gross moral turpitude, which materially adversely affects the business of the Company; (vi) exhibits immoderate use of alcohol or drugs which, in the opinion of an independent physician selected by the Company, impairs his ability to perform his duties hereunder; or (vii) materially fails to meet the timelines on the pre-determined Performance Indicators on Schedule I (all of the foregoing clauses (i) through (vi) constituting reasons for termination for “Cause”), provided that unsatisfactory business performance of the Company, or mere inefficiency, or good faith errors in judgment or discretion by Mr. Vaknin will not constitute grounds for termination for Cause. In the event of a termination for Cause, the Company, may, by written notice, immediately terminate his employment and, the Company will be obligated only to pay Mr. Vaknin the compensation due to him up to the date of termination, all accrued, vested or earned benefits under any applicable benefit plan and any other compensation to which he is entitled up to and ending on the date of his termination.

The Company may terminate Mr. Vaknin’s employment without Cause. Should termination without cause occur by the Company or for Good Reason by Mr. Vaknin, the Company will (i) continue payment of his base salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) means (i) reduction in his base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring Mr. Vaknin to relocate more than 50 miles from the Company’s executive office.

In the event of any termination of the Agreement with or without cause, all further vesting of Mr. Vaknin’s outstanding equity awards or bonuses, as well as all payments of compensation by the Company to him will terminate immediately (except as to amounts already earned and vested). Upon a termination without cause by the Company, 25% of the outstanding unvested PBRS will immediately vest.

Yehuda Levy (Former Interim Chief Executive Officer)

Effective April 24, 2023, Yehuda Levy was appointed as the Company’s interim Chief Executive Officer (“CEO”). Mr. Levy will act as interim CEO until his successor is duly appointed. Mr. Levy is the founder of EzFill FL, LLC, which was sold to the Company in 2019. Since then, Mr. Levy has served in various roles at the Company; most recently, he acted as the Company’s Vice-President of Operations. On April 24, 2023, the Company entered into an employment agreement (the “Levy Agreement”) with Yehuda Levy. Pursuant to the Levy Agreement, Mr. Levy will act as the Company’s interim CEO for an initial term of one year (“Term”), which may be extended by the company and Mr. Levy in writing, if not extended then the term shall continue on a month-to-month basis. If a full time CEO is chosen, Mr. Levy’s title shall be converted to Chief Operating Officer for the remainder of the term at the same salary. For his position as interim CEO, Mr. Levy will receive an annual base salary of $200,000, less applicable taxes, deductions, and withholdings, and subject to periodic review (“Base Salary”). Upon presentation of appropriate documentation in accordance with the Company’s expense reimbursement policies, the Company will reimburse Mr. Levy for the reasonable business expenses incurred in connection with his employment. He is eligible to participate in all of the Company’s benefit plans, at no cost to Mr. Levy.

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Upon meeting pre-determined periodic Key Performance Indicators (“KPIs”) every calendar year, Mr. Levy will be eligible for a target annual cash bonus of up to $50,000, as adjusted from time to time, which will be pro-rated for the first year. Mr. Levy’s KPIs will be mutually agreed upon the Board, or a committee thereof, and Mr. Levy within two months of the six-month anniversary of his Employment Start Date and within two months of the beginning of each year thereafter (the “Cash Performance Bonus”). To qualify for the Cash Performance Bonus, Mr. Levy must meet all or a part of the KPIs. A partial cash bonus will be possible if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a cash bonus.

As a “C” level executive of the Company, and provided the Company has sufficient available securities Mr. Levy will be entitled to receive equity awards under the Company’s Incentive Plan (the “Incentive Plan”). The aggregate annual award value under the Incentive Plan will be equal to a target of up to $50,000 worth of Equity Awards, as adjusted from time to time, (the “Grant”), which will be pro- rated for the first year. A partial Grant will be possible if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a Grant. 25% of such Grant will be in the form of Restricted Common Stock (the “RCSs”) and the remaining 75% of such Grant will be in the form of options to purchase the Company’s common stock (the “Stock Options”). The number of Stock Options shall be calculated in accordance with the Company’s option valuation practices. The RCSs will vest on the first anniversary of the day they were granted. The Stock Options will vest in equal one-third (1/3) increments on each anniversary of the day they were granted. All Equity Awards will be granted to Mr. Levy, provided that: (1) at the end of each applicable vesting date, he is still employed by the Company; and (2) to the extent he satisfies any KPIs or other performance criteria established by the Incentive Plan. All Stock Options that will be granted to Mr. Levy will expire 5 years following their vesting.

The Levy Agreement may be terminated for Cause (as defined below) by the Company before the expiration of the Term provided for herein if, during the Term of the Levy Agreement, Mr. Levy (i) materially violates the provisions of the Non-Competition Agreement or the Confidentiality Agreements; (ii) is convicted of, or pleads nolo contendere to, any crime involving misuse or misappropriation of money or other property of the Company or any felony; (iii) exhibits repeated willful or wanton failure or refusal to perform his duties in furtherance of the Company’s business interest or in accordance with the Levy Agreement, which failure or refusal is not remedied by Mr. Levy within 30 days after notice from the Company; (iv) commits an intentional tort against the Company, which materially adversely affects the business of the Company; (v) commits any flagrant act of dishonesty or disloyalty or any act involving gross moral turpitude, which materially adversely affects the business of the Company; or (vi) exhibits immoderate use of alcohol or drugs which, in the opinion of an independent physician selected by the Company, impairs Mr. Levy’s ability to perform his duties hereunder (all of the foregoing clauses (i) through (vi) constituting reasons for termination for “Cause”), provided that unsatisfactory business performance of the Company, or mere inefficiency, or good faith errors in judgment or discretion by Mr. Levy shall not constitute grounds for termination for Cause hereunder. In the event of a termination for Cause, the Company may by written notice immediately terminate his employment and, in that event, the Company will be obligated only to pay the compensation due to him up to the date of termination, all accrued, vested or earned benefits under any applicable benefit plan and any other compensation to which Mr. Levy is entitled up to and ending on the date of his termination.

The Company may terminate Mr. Levy’s employment without Cause. Upon Termination Without Cause by the Company or for Good Reason by Mr. Levy, the Company will (i) continue payment of his Base Salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) shall mean (i) reduction in Mr. Levy’s base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring relocation more than 50 miles from the Company’s executive office.

In the event of any termination of the Levy Agreement with or without cause, all further vesting of Mr. Levy’s outstanding equity awards or bonuses, as well as all payments of compensation by the Company to him thereunder will terminate immediately (except as to amounts already earned and vested).

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Payments Made Upon Termination

If Mr. Vaknin’s employment with the Company is terminated without cause occur by the Company or for Good Reason by Mr. Vaknin, the Company will (i) continue payment of his base salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) means (i) reduction in his base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring Mr. Vaknin to relocate more than 50 miles from the Company’s executive office.

If Mr. Levy’s employment with the Company is terminated without cause occur by the Company or for Good Reason by Mr. Vaknin by Mr. Levy, the Company will (i) continue payment of his Base Salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) shall mean (i) reduction in Mr. Levy’s base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring relocation more than 50 miles from the Company’s executive office.

Term and Termination.

Under Mr. Vaknin’s employment agreement, Mr. Vaknin will serve as the Company’s Chief Technology Officer for a term of three years commencing on April 19, 2023.

Under Mr. Levy’s employment agreement, Mr. Levy will serve as the Company’s interim Chief Executive Officer for a term of one year, which may be extended by the company and Mr. Levy in writing, if not extended then the term shall continue on a month-to-month basis. Upon the closing of the Share Exchange, Mr. Levy will resign as CEO and director, and his title shall be converted to Chief Operating Officer for the remainder of the term at the same salary.

Termination by the Company for Cause

Mr. Levy may be terminated by the Company immediately and without notice for “Cause.” “Cause” shall mean: (i) materially violates the provisions of the Non-Competition Agreement or the Confidentiality Agreements; (ii) is convicted of, or pleads nolo contendere to, any crime involving misuse or misappropriation of money or other property of the Company or any felony; (iii) exhibits repeated willful or wanton failure or refusal to perform his duties in furtherance of the Company’s business interest or in accordance with the agreement, which failure or refusal is not remedied by the Employee within 30 days after notice from the Company; (iv) commits an intentional tort against the Company, which materially adversely affects the business of the Company; (v) commits any flagrant act of dishonesty or disloyalty or any act involving gross moral turpitude, which materially adversely affects the business of the Company; or (vi) exhibits immoderate use of alcohol or drugs which, in the opinion of an independent physician selected by the Company, impairs the Employee’s ability to perform his duties thereunder.

Termination Without Cause or for Good Reason (including following Change in Control)

The Company may terminate Mr. Levy’s employment without Cause. Upon Termination Without Cause by the Company or for Good Reason by Mr. Levy, the Company will (i) continue payment of his Base Salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) shall mean (i) reduction in Mr. Levy’s base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring relocation more than 50 miles from the Company’s executive office.

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Voluntary Termination

In the event of voluntary resignation on Mr. Levy’s part, all further vesting of his outstanding equity awards or bonuses, as well as all payments of compensation by the Company to him thereunder will terminate immediately (except as to amounts already earned and vested).

Death and Disability

In the event of death during the Term, employment shall terminate immediately. If, during the Term, the executive shall suffer a “Disability” within the meaning of Section 22(e)(3) of the Code, the Company may terminate employment. In the event employment is terminated due to death or Disability, the executive (or the executive’s estate in case of death) shall be eligible to receive the separation benefits (in lieu of any severance payments): all unpaid Base Salary amounts and any earned and unpaid bonus, and all fully vested equity awards.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains summary information as of December 31, 2024 and 2023 concerning the Company’s 2022 Equity Incentive Plan and 2023 Equity Incentive Plan. All of the plans were approved by the stockholders.

Equity Compensation Plans Approved by Security Holders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
2022 Equity Incentive Plan	-	-	-
2023 Equity Incentive Plan	-	-	-

2024 DIRECTOR COMPENSATION TABLE

The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2024, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2024:

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Daniel Arbour	$-	$130,000	(1)	$-	$-	$-	$-	$130,000
Bennett Kurtz	$26,000	$130,000	(2)	$-	$-	$-	$-	$156,000
Jack Leibler	$21,000	$130,000	(2)	$-	$-	$-	$-	$151,000
Sean Oppen	$26,250	$130,000	(2)	$-	$-	$-	$-	$156,250

(1)	Represents amounts accrued that remained unpaid as of December 31, 2024.
(2)	These stock awards had a grant date fair value of $130,000 each, payable in common stock. All awards were fully vested on the grant date. The valuation of these awards was determined at the annual board meeting. As it pertains to stock based awards, the members shall not sell any shares of the Company’s common stock they receive for six months from receipt of such shares. The agreement also provides that the Company will reimburse the director’s reasonable documented expenses relating to the director’s attendance at meetings of the board and reasonable out of pocket expenses incurred in connection with the performance of the director’s duties as a member of the board. We do not provide any deferred compensation, health or other personal benefits to our directors. We reimburse each director for reasonable out-of-pocket expenses incurred to attend Board and Committee meetings.

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Additionally, members are paid for their participation on various committees as follows:

Name	Committee	Position	Compensation

Bennett Kurtz	Audit	Chairman	$10,000
Jack Leibler	Audit	Member	$5,000
Sean Oppen	Audit	Member	$5,000

Sean Oppen	Compensation	Chairman	$7,500
Bennett Kurtz	Compensation	Member	$3,000
Jack Leibler	Compensation	Member	$3,000

Jack Leibler	Nominating/Governance	Chairman	$6,000
Sean Oppen	Nominating/Governance	Member	$5,000
Bennett Kurtz	Nominating/Governance	Member	$5,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of the Record Date by:

(i)	each named executive officer and director;
(ii)	all executive officers and directors of the Company as a group; and
(iii)	all those known by the Company to be beneficial owners of more than 5% of its common stock.

Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 130,840,578, 350,000 and 140,000 shares of common stock, Series A Preferred and Series B Preferred, respectively, issued and outstanding on the Record Date.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Shares of Series B Preferred Stock Beneficially Owned (2)	Percentage (3)

Executive Officers and Directors:
Michael D. Farkas	76,001,239	(4)	140,000	57.8%
Arif Sarwat	13,953,558		-	*
Joel Kleiner	285,750	(5)	-	*
Daniel Arbour	211,818		-	*
Bennett Kurtz	205,157		-	*
Jack Leibler	206,007		-	*
Sean Oppen	263,976		-	*
All executive officers and directors as a group (7 persons)	91,127,505	(6)	-	69.1%

Other 5% Stockholders:
None

*Less than 1%

(1)	The address of each of the officers and directors is 57 NW 183rd St., Miami, Florida 33169; the address of Michael D. Farkas is 1221 Brickell Avenue, Ste. 900, Miami, FL 33131; the address for Dr. Arif Sarwat is 407 Lincoln Road, Suite 9F, Miami Beach, Florida 33139.

(2)	Each share of Mr. Farkas’ Series B Preferred (i) is convertible into 5.18 shares of our common stock, (ii) votes together with our common stock as one class, and (iii) has 5.18 votes on each of Proposal No. 1, Proposal No. 2 and Proposal No. 3 (which number of votes is equal to the number of shares of our common stock which would be issuable with respect to such preferred shares).

(3)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

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(4)	Represents (i) 62,194,446 shares of common stock held directly, (ii) 154,827 shares of common stock held by SIF Energy LLC, (iii) 26,578 shares of common stock held by Balance Labs, Inc., (iv) 12,900,188 shares of common stock held by Inductive Holdings LLC, and (v) 725,200 shares of common stock which may be issued upon the conversion of 140,000 shares of Series B Preferred held by Mr. Farkas, each with a stated value of $10.00 per share, at 70% of $2.78 (the minimum price on the date of issuance). Mr. Farkas has voting and investment control of the shares of common stock held by SIF Energy LLC, Balance Labs, Inc. and Inductive Holdings LLC.

(5)	Represents 285,750 shares of common stock that Mr. Kleiner has the right to acquire within 60 days of the Record Date upon exercise of stock options.

(6)	Includes 1,010,950 shares of common stock that may be acquired within 60 days of the Record Date upon exercise of stock options or conversion of Series B Preferred.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely upon review of the copies of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2024 all Section 16(a) filing requirements applicable to the Company’s officers, directors and holders of more than 10% of the Company’s common stock were satisfied

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

Related Party Agreement with Company owned by Daniel Arbour

On February 15, 2023, the Company entered into a consulting agreement with Mountain Views Strategy Ltd (“Mountain Views”). The consulting agreement was amended effective May 15, 2023 (as amended, the “Consulting Agreement”). Daniel Arbour (who as set forth above became a member of the Board on February 10, 2023) is the principal and founder of Mountain Views. Pursuant to the Consulting Agreement, Mountain Views agreed to provide services as an outsourced chief revenue officer. Pursuant to the Consulting Agreement, the Company agreed to pay Mountain Views $5,000 per month and cover other certain expenses. The term of the Consulting Agreement was for twelve months from the Effective Date. However, either party could terminate the Consulting Agreement on two weeks’ written notice to the other party. The Consulting Agreement was terminated in June 2024.

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Related Party Agreement with Company owned by Avishai Vaknin

On April 19, 2023 (the “Effective Date”), the Company entered into a services agreement (the “Services Agreement”) with Telx Computers Inc. (“Telx”). Mr. Avishai Vaknin is the Chief Executive Officer of Telx and its sole shareholder. Pursuant to the Services Agreement, Telx agrees to provide the services listed in Exhibit A of the Services Agreement, which generally entails overseeing all matters relating to the Company’s technology. Pursuant to the Services Agreement, the Company will pay Telx $10,000 per month and cover other pre-approved expenses. The term of the Services Agreement is for twelve months from the Effective Date however, the Company may terminate the Services Agreement with written notice to the other party.

Notes Payable Related Party

On July 5, 2023, the Company and NextNRG entered into a promissory note (the “July Note”) for the sum of $440,000 (the “July Loan”). The July Note has an original issue discount (“OID”) equal to $40,000, which is 10% of the aggregate original principal amount of the July Loan. The unpaid principal balance of the July Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the July Note will begin to accrue interest on the entire balance at 18% per annum.

The July Notes funds were disbursed in two payments. First, $200,000 (net of OID) was disbursed to the Company on the date the July Note was executed and, the balance of $200,000 (net of OID) was disbursed to the Company on July 18, 2023. The July Note, along with accrued interest, was due on September 5, 2023 (the “July Note Maturity Date”). The July Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note, at which point the end of the then current two month period shall be the July Note Maturity Date.

If the Company defaults on the July Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG has the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the July Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On August 2, 2023, the Company and NextNRG entered into a promissory note (the “First August Note”) for the sum of $440,000 (the “First August Loan”). The First August Note has an original issue discount (“OID”) equal to $40,000, which is 10% of the aggregate original principal amount of the First August Loan. The unpaid principal balance of the First August Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First August Note will begin to accrue interest on the entire balance at 18% per annum.

The First August Note’s funds were disbursed in four payments of $110,000 factoring in the OID. The payments were disbursed on August 2, 2023, August 10, 2023, August 18, 2023 and August 26, 2023. The First August Note, along with accrued interest, was due on October 2, 2023 (the “First August Note Maturity Date”). The First August Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note, at which point the end of the then current two month period shall be the First August Note Maturity Date.

If the Company defaults on the First August Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG has the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First August Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On August 23, 2023, Company and NextNRG entered into a promissory note (the “Second August Note”) for the sum of $110,000 (the “Second August Loan”). The Second August Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the Second August Loan. The unpaid principal balance of the Second August Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second August Note will begin to accrue interest on the entire balance at 18% per annum.

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The Second August Note, along with accrued interest, was due on October 23, 2023 (the “Second August Note Maturity Date”). The Second August Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note, at which point the end of the then current two month period shall be the Second August Note Maturity Date.

If the Company defaults on the Second August Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) Next has the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second August Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On August 30, 2023, Company and NextNRG entered into a promissory note (the “Third August Note”) for the sum of $165,000 (the “Third August Loan”). The Third August Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Third August Loan. The unpaid principal balance of the Third August Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third August Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third August Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third August Note, along with accrued interest, will be due on October 30, 2023 (the “Third August Note Maturity Date”). The Third August Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to the end of any two month period, that it does not wish to extend the Third August Note, at which point the end of the then current two month period shall be the Third August Note Maturity Date.

If the Company defaults on the Third August Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) Next will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third August Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On September 6, 2023, the Company and NextNRG entered into a promissory note (the “First September Note”) for the sum of $220,000 (the “First September Loan”). The First September Note has an original issue discount (“OID”) equal to $20,000, which is 10% of the aggregate original principal amount of the First September Loan. The unpaid principal balance of the First September Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First September Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First September Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First September Note, along with accrued interest, will be due on November 6, 2023 (the “First September Note Maturity Date”). The First September Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to the end of any two month period, that it does not wish to extend the First September Note, at which point the end of the then current two month period shall be the First September Note Maturity Date.

If the Company defaults on the First September Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First September Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On September 13, 2023, the Company and NextNRG entered into a promissory note (the “Second September Note”) for the sum of $110,000 (the “Second September Loan”). The Second September Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the Second September Loan. The unpaid principal balance of the Second September Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second September Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Second September Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second September Note, along with accrued interest, will be due on November 13, 2023 (the “Second September Note Maturity Date”). The Second September Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to the end of any two month period, that it does not wish to extend the Second September Note, at which point the end of the then current two month period shall be the Second September Note Maturity Date.

If the Company defaults on the Second September Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

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On December 4, 2023, the Company and NextNRG entered into a promissory note (the “First December 2023 Note”) for the sum of $220,000 (the “First December 2023 Loan”). The First December 2023 Note has an original issue discount (“OID”) equal to $20,000, which is 10% of the aggregate original principal amount of the First December 2023 Loan. The unpaid principal balance of the First December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the First December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the First December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First December 2023 Note, along with accrued interest, will be due on February 4, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the First December 2023 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the First December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 13, 2023, the Company and NextNRG entered into a promissory note (the “Second December 2023 Note”) for the sum of $165,000 (the “Second December 2023 Loan”). The Second December 2023 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Second December 2023 Loan. The unpaid principal balance of the Second December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Second December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the Second December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second December 2023 Note, along with accrued interest, will be due on February 13, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second December 2023 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the Second December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 18, 2023, the Company and NextNRG entered into a promissory note (the “Third December 2023 Note”) for the sum of $110,000 (the “Third December 2023 Loan”). The Third December 2023 Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the Third December 2023 Loan. The unpaid principal balance of the Third December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Third December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the Third December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third December 2023 Note, along with accrued interest, will be due on February 18, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third December 2023 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Third December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 20, 2023, the Company and NextNRG entered into a promissory note (the “Fourth December 2023 Note”) for the sum of $55,000 (the “Fourth December 2023 Loan”). The Fourth December 2023 Note has an original issue discount (“OID”) equal to $5,000, which is 10% of the aggregate original principal amount of the Fourth December 2023 Loan. The unpaid principal balance of the Fourth December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Fourth December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

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Unless the Fourth December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Fourth December 2023 Note, along with accrued interest, will be due on February 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Fourth December 2023 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Fourth December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Fourth December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 27, 2023, the Company and NextNRG entered into a promissory note (the “Fifth December 2023 Note”) for the sum of $165,000 (the “Fifth December 2023 Loan”). The Fifth December 2023 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Fifth December 2023 Loan. The unpaid principal balance of the Fifth December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Fifth December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the Fifth December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Fifth December 2023 Note, along with accrued interest, will be due on December 27, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Fifth December 2023 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Fifth December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Fifth December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion. Subject to the adjustments described in the Fifth December 2023 Note, the conversion price will be the greater of (a) $3.05; or (b) $0.50.

On January 5, 2024, the Company and NextNRG entered into a promissory note (the “January 2024 Note”) for the sum of $110,000 (the “January 2024 Loan”). The January 2024 Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the January 2024 Loan. The unpaid principal balance of the January 2024 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the January 2024 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the January 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the January 2024 Note, along with accrued interest, will be due on March 5, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the January 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the January 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion. Subject to the adjustments described in the January 2024 Note, the conversion price shall equal the greater of (a) $3.05; or (b) $0.50.

On January 11, 2024, the Company and NextNRG entered into a global amendment (“Global Amendment 1”) to the promissory notes dated as of July 5, 2023; August 2, 2023; August 30, 2023; September 6, 2023; September 13, 2023; November 3, 2023; November 21, 2023; December 4, 2023; December 13, 2023; December 18, 2023; and December 20, 2023 (each a “Note” and collectively the “Notes”).

Global Amendment 1 revised Section 8, Events of Default, to add:

The conversion price (as adjusted, the “Conversion Price”) shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or (b) $1.75 (the “Floor Price”). Notwithstanding anything to the contrary contained in this Note the Lender and the Borrower agree that the total cumulative number of Common Shares issued to Lender hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Borrower is unable to obtain Shareholder Approval to issue Common Shares to the Lender in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Lender.

Global Amendment 1 also added Section 10.15, Adjustment Due to Stock Split by Borrower, which provides that the number of shares and the price for any conversion under the Notes will be adjusted by the same ratios or multipliers of any reverse split the Company effects.

Also on January 11, 2024, the Company and NextNRG entered into a global amendment (“Global Amendment 2”) to the promissory notes dated as of December 27, 2023 and January 8, 2023.

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Global Amendment 2 revised Section 8, Events of Default, to remove the final paragraph and replace the paragraph with:

The conversion price (as adjusted, the “Conversion Price”) shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or (b) $1.75 (the “Floor Price”). Notwithstanding anything to the contrary contained in this Note the Lender and the Borrower agree that the total cumulative number of Common Shares issued to Lender hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Borrower is unable to obtain Shareholder Approval to issue Common Shares to the Lender in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Lender.

On January 16, 2024, the Company and NextNRG entered into a promissory note (the “January Next Note”) for the sum of $165,000 (the “January Next Loan”). The January Next Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the January Next Loan. The unpaid principal balance of the January Next Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the January Next Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the January Next Note, along with accrued interest, will be due on March 16, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period that it does not wish to extend the January Next Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the January Next Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the January Next Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion. Subject to the adjustments described in the January Next Note, the conversion price will be the greater of (a) $3.05; or (b) $1.75.

Pursuant to the January Next Note, the total cumulative number of shares issued to NextNRG may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Company is unable to obtain Shareholder Approval to issue shares to NextNRG in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at NextNRG’s request.

On February 7, 2024, the Company and NextNRG entered into a promissory note (the “First February 2024 Note”) for the sum of $165,000 (the “First February 2024 Loan”) to be used for the Company’s working capital needs. The First February 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the First February 2024 Loan. The unpaid principal balance of the First February 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First February 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First February 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First February 2024 Note, along with accrued interest, will be due on April 7, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the First February 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the First February 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First February 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75.

On February 20, 2024, the Company and NextNRG entered into a promissory note (the “Second February 2024 Note”) for the sum of $165,000 (the “Second February 2024 Loan”) to be used for the Company’s working capital needs. The Second February 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Second February 2024 Loan. The unpaid principal balance of the Second February 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second February 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

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Unless the Second February 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second February 2024 Note, along with accrued interest, will be due on April 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second February 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Second February 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second February 2024 Note into shares of the Company’s common stock. The conversion price will be the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. The conversion price will not exceed $3.85 per share.

On February 29, 2024, the Company and NextNRG entered into a promissory note (the “Third February 2024 Note”) for the sum of $165,000 (the “Third February 2024 Loan”) to be used for the Company’s working capital needs, which has an effective date of February 28, 2024. The Third February 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Third February 2024 Loan. The unpaid principal balance of the Third February 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third February 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third February 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third February 2024 Note, along with accrued interest, will be due on April 28, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third February 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Third February 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third February 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.13 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On March 8, 2024, the Company and NextNRG entered into a promissory note (the “First March 2024 Note”) for the sum of $165,000 (the “First March 2024 Loan”) to be used for the Company’s working capital needs. The First March 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the First March 2024 Loan. The unpaid principal balance of the First March 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First March 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First March 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First March 2024 Note, along with accrued interest, will be due on May 8, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the First March 2024 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the First March 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First March 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.13 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

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On March 15, 2024, the Company and NextNRG entered into a promissory note (the “Second March 2024 Note”) for the sum of $165,000 (the “Second March 2024 Loan”) to be used for the Company’s working capital needs. The Second March 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Second March 2024 Loan. The unpaid principal balance of the Second March 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second March 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Second March 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second March 2024 Note, along with accrued interest, will be due on May 15, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second March 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Second March 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second March 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.13 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On March 26, 2024, the Company and NextNRG entered into a promissory note (the “Third March 2024 Note”) for the sum of $110,000 (the “Third March 2024 Loan”) to be used for the Company’s working capital needs. The Third March 2024 Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the Third March 2024 Loan. The unpaid principal balance of the Third March 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third March 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third March 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third March 2024 Note, along with accrued interest, will be due on May 26, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third March 2024 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the Third March 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third March 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $4.40 per share. The Company also agreed to issue 13,889 shares of common stock to NextNRG.

On April 2, 2024, the Company and NextNRG entered into a promissory note (the “First April 2024 Note”) for the sum of $165,000 (the “First April 2024 Loan”) to be used for the Company’s working capital needs. The First April 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the First April 2024 Loan. The unpaid principal balance of the First April 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First April 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First April 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First April 2024 Note, along with accrued interest, will be due on June 2, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second April 2024 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the First April 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First April 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.00 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On April 8, 2024, the Company and NextNRG entered into a promissory note (the “Second April 2024 Note”) for the sum of $165,000 (the “Second April 2024 Loan”) to be used for the Company’s working capital needs. The Second April 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Second April 2024 Loan. The unpaid principal balance of the Second April 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second April 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

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Unless the Second April 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second April 2024 Note, along with accrued interest, will be due on June 8, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second April 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Second April 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second April 2024 Note into shares of the Company’s common stock. The conversion price shall be the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $7.00 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On April 22, 2024, the Company and NextNRG entered into a promissory note (the “Third April 2024 Note”) for the sum of $165,000 (the “Third April 2024 Loan”) to be used for the Company’s working capital needs. The Third April 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Third April 2024 Loan. The unpaid principal balance of the Third April 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third April 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third April 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third April 2024 Note, along with accrued interest, will be due on June 22, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third April 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Third April 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third April 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $6.45 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On May 15, 2024, the Company and NextNRG entered into a promissory note (the “May 15 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The May 15 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the May 15 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 15 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 15 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 15 Note, along with accrued interest, will be due on July 15, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 15 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the May 15 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 15 Note into shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the May 15 Note. The Company also agreed to issue 20,800 shares of its common stock to NextNRG.

On May 20, 2024, the Company and NextNRG entered into a promissory note (the “May 20 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The May 20 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the May 20 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 20 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 20 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 20 Note, along with accrued interest, will be due on July 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 20 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the May 20 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 20 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the May 20 Note. The Company also agreed to issue 20,800 shares of its common stock to NextNRG.

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On May 22, 2024, the Company and NextNRG executed a letter agreement under which NextNRG agreed that all outstanding Company notes held by NextNRG will not automatically mature upon closing of this offering as previously contemplated.

On May 28, 2024, the Company and NextNRG entered into a promissory note (the “May 28 Note”) for the sum of $110,000 to be used for the Company’s working capital needs. The May 28 Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the May 28 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 28 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 28 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 28 Note, along with accrued interest, will be due on July 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 28 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the May 28 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 28 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the May 28 Note. The Company also agreed to issue 13,889 shares of its common stock to NextNRG.

On June 10, 2024, the Company and NextNRG entered into a promissory note (the “June 10 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The June 10 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the June 10 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the June 10 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the June 10 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 28 Note, along with accrued interest, will be due on August 10, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the June 10 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the June 10 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the June 10 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the June 10 Note. The Company also agreed to issue 20,800 shares of its common stock to NextNRG.

On June 24, 2024, the Company and NextNRG Holding Corp. (formerly Next Charging, LLC) (“NextNRG”) entered into a promissory note (the “June 24 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the June 24 Note.

On July 5, 2024, the Company and NextNRG entered into a promissory note (the “July 5 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 5 Note.

On July 10, 2024, the Company and NextNRG entered into a promissory note (the “July 10 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 10 Note.

On July 22, 2024, the Company issued a promissory note (the “July 22 Note”) to NextNRG for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 22 Note.

On August 6, 2024, the Company and NextNRG entered into a promissory note (the “August 6 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 53,500 shares of its common stock to NextNRG as commitment fee shares for the August 6 Note.

On August 14, 2024, the Company and NextNRG entered into a promissory note (the “August 14 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 53,500 shares of its common stock to NextNRG as commitment fee shares for the August 14 Note.

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 68.14% of the Company’s outstanding shares of common stock.

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Exchange Agreement with Related Party

On August 16, 2024, the Company entered into an Exchange Agreement (the “Next Exchange Agreement”) by and between the Company and NextNRG. Pursuant to the terms and conditions of the Next Exchange Agreement, the promissory notes of the Company listed in the table below which were then issued to NextNRG (as set forth in the Next Exchange Agreement) were exchanged and converted into an aggregate of 3,525,341 shares of common stock of the Company.

Issue Date	Current Outstanding Principal Amount	Total Amount After Default
July 5, 2023	$440,000	$742,747
August 2, 2023	$440,000	$733,814
August 23, 2023	$110,000	$181,741
August 30, 2023	$165,000	$271,761
September 6, 2023	$220,000	$361,211
September 13, 2023	$110,000	$180,031
November 3, 2023	$165,000	$265,082
November 21, 2023	$220,000	$352,144
December 4, 2023	$220,000	$349,802
December 13, 2023	$165,000	$261,862
December 18, 2023	$110,000	$174,389
December 20, 2023	$55,000	$87,165
December 27, 2023	$165,000	$261,103
January 5, 2024	$110,000	$173,062
January 16, 2024	$165,000	$259,000
January 25, 2024	$165,000	$258,512
February 7, 2024	$165,000	$257,807
February 20, 2024	$165,000	$257,101
February 28, 2024	$165,000	$256,667
March 8, 2024	$165,000	$256,180
March 15, 2024	$165,000	$255,800
March 26, 2024	$110,000	$170,134
April 2, 2024	$165,000	$254,824
April 8, 2024	$165,000	$254,498
April 22, 2024	$165,000	$253,738
May 8, 2024	$165,000	$252,817
May 15, 2024	$165,000	$252,491
May 20, 2024	$165,000	$252,220
May 28, 2024	$110,000	$167,855
June 10, 2024	$165,000	$251,080
June 28, 2024	$165,000	$250,321
July 5, 2024	$165,000	$249,750
July 10, 2024	$165,000	$249,479
July 22, 2024	$165,000	$248,585
August 6, 2024	$165,000	$248,178
August 14, 2024	$165,000	$247,500
	$6,215,000	$9,800,449

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 68.14% of the Company’s outstanding shares of common stock.

Stock Purchase Agreement with Related Party

On August 16, 2024, the Company entered into a Stock Purchase Agreement (the “SPA”) by and between the Company and NextNRG Holding Corp., a Nevada corporation (“Next”). Pursuant to the terms and conditions of the SPA, at the Closing (as defined in the SPA), the Company agreed to issue and sell to Next, and Next agreed to purchase from the Company, 140,000 shares of Series B Convertible Preferred Stock of the Company (“Series B Preferred Stock”) for a purchase price of $10.00 per Share, and a resulting total purchase price of $1,400,000.

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 68.14% of the Company’s outstanding shares of common stock.

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Entry into Material Definitive Agreement, as amended, with Related Party

On August 10, 2023, the Company, the shareholders (the “Next NRG Shareholders”) of NextNRG Holding Corp. (formerly Next Charging LLC (“NextNRG”)) and Michael Farkas, as the representative of the NextNRG Shareholders, entered into an exchange agreement, on November 2, 2023, the Company, the NextNRG Shareholders, NextNRG, and Mr. Farkas entered into an amended and restated exchange agreement, and on June 11, 2024, the Company, the NextNRG Shareholders, NextNRG and Mr. Farkas entered into a second amended and restated exchange agreement (as amended and restated, the “Exchange Agreement”), pursuant to which the Company agreed to acquire from the NextNRG Shareholders 100% of the shares of NextNRG (the “NextNRG Shares”) in exchange for the issuance (the “Share Exchange”) by the Company to the NextNRG Shareholders of an aggregate of 40,000,000 shares of common stock of the Company. The Exchange Agreement provides that in the event NextNRG completes the acquisition of STAT-EI, Inc. (“SEI” or “STAT”), prior to the closing, then 28,000,000 shares will vest on the closing date, and the remaining 12,000,000 shares will be subject to vesting or forfeiture and in the event NextNRG did not complete such acquisition prior to the closing, then 14,000,000 shares would vest on the closing date, and the remaining 26,000,000 shares would be subject to vesting or forfeiture (such shares subject to vesting or forfeiture, the “Restricted Shares”).

NextNRG completed the acquisition of SEI on January 19, 2024.

As an additional condition to be satisfied prior to the closing, NextNRG is also required to take actions to record the assignment to itself of a patent mentioned in the Exchange Agreement.

On July 22, 2024, the Company and the Shareholders’ Representative entered into the first amendment to the Second Amended and Restated Exchange Agreement (“First Amendment Agreement”) to add a new section 2.10 to the Second Amended and Restated Exchange Agreement. The new section 2.10 provides that, in the event that the Company at any time prior to the Closing undertakes any forward split of the common stock, or any reverse split of the common stock, any references to numbers of shares of common stock as set forth in the Second Amended and Restated Exchange Agreement shall be deemed automatically updated and amended at such time to equitably account therefor. Further, in the event the Company undertakes any forward split of the common stock or any reverse split of the common stock following the Closing, any references to any of numbers of Exchange Shares as set forth in the Second Amended and Restated Exchange Agreement shall be deemed similarly automatically adjusted to the extent still applicable, including, without limitation to the numbers of Exchange Shares vesting or being forfeited pursuant to the terms and conditions of the Second Amended and Restated Exchange Agreement.

On September 25, 2024, the Company and the Shareholders’ Representative entered into the second amendment to the Second Amended and Restated Exchange Agreement (“Second Amendment Agreement”) to change the number of the Company’s common stock shares to be issued to the NextNRG Shareholders by the Company in exchange for 100% of the shares of NextNRG to 100,000,000 shares of the Company’s common stock.

The Second Amendment Agreement also provides that in the event NextNRG completes the acquisition of STAT-EI, Inc. (“SEI” or “STAT”), prior to the closing, then 50,000,000 shares will vest on the closing date, and the remaining 50,000,000 shares will be subject to vesting or forfeiture (such shares subject to vesting or forfeiture, the “Restricted Shares”). As noted above, NextNRG completed the acquisition of SEI on January 19, 2024, and thus 50,000,000 will vest on the closing date, and 50,000,000 Restricted Shares will be subject to vesting or forfeiture. 25,000,000 of the 50,000,000 Restricted Shares will vest, if at all, upon the Company commercially deploying the third solar, wireless electric vehicle charging, microgrid, and/or battery storage system (such systems as more specifically defined under the Exchange Agreement) and 25,000,000 of the 50,000,000 Restricted Shares will vest, if at all, upon the Company either reaching annual revenues exceeding $100 million, the Company completing projects with deployment costs greater than $100 million, or the Company completing a capital raise greater than $25 million.

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The Second Amendment Agreement also provides that prior to the Closing, NextNRG may issue additional shares of NextNRG Stock to one or more additional persons and, in such event, such persons will execute a joinder to the Exchange Agreement and will become a party thereto. In addition, prior to the Closing, subject to the approval of the Shareholders’ Representative, certain shareholders of NextNRG may transfer their shares of NextNRG Stock to persons who are currently shareholders of NextNRG or who would become new shareholders of NextNRG.

The Second Amendment Agreement also provides that the Company will undertake such actions as needed to obtain the approval of the stockholders of the Company for the adoption and approval of the Exchange Agreement, as amended, and the transactions contemplated thereby including the issuance of the Company’s common stock thereunder.

At closing, the Company has agreed to appoint Mr. Farkas to the board of directors as Executive Chairman and to appoint him Chief Executive Officer of the Company. At closing, the Company has also agreed to appoint Joel Kleiner, the Chief Financial Officer of NextNRG, as the Chief Financial Officer of the Company. The closing of the transactions contemplated under the Exchange Agreement are subject to certain customary closing conditions, including (i) that the Company file a Certificate of Amendment with the Secretary of State of the State of Delaware to increase its authorized common stock from 50,000,000 shares to 500,000,000 shares (ii) the receipt of the requisite third-party consents, and (iii) compliance with the rules and regulations of The Nasdaq Stock Market (“Nasdaq”), which includes the filing of an Initial Listing Application with Nasdaq and approval of such application by Nasdaq. In addition, while the stockholders of the Company have provided written consent approving the Second Amendment Agreement in September 2024 pursuant to Nasdaq Rule 5635, the effectiveness of such written consent was dependent upon the dissemination of a definitive Information Statement on Schedule 14C, which the Company completed in November 2024. Upon consummation of the transactions contemplated by the Exchange Agreement, NextNRG will become a wholly-owned subsidiary of the Company.

Except as provided above, there were no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Recent Promissory Notes with Related Party

Promissory Note dated December 2, 2024

On December 2, 2024, the Company and NextNRG entered into a promissory note (the “December 2 Note”) for the sum of $715,000 to be used for the Company’s working capital needs. The December 2 Note has an original issue discount (“OID”) equal to $65,000. The unpaid principal balance of the December 2 Note has a fixed rate of interest of 8% per annum. Unless the December 2 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 2 Note, along with accrued interest, will be due and payable in full on December 2, 2025. If the Company defaults on the December 2 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 2 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 2 Note. The Company and NextNRG have agreed that the total cumulative number of common stock issued to NextNRG under the December 2 Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this December 2 Note must be repaid in cash at the request of NextNRG. The December 2 Note contains a protection for NextNRG in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 2 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 2 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Promissory Note dated December 3, 2024

On December 3, 2024, the Company and NextNRG entered into a promissory note (the “December 3 Note”) for the sum of $275,000 to be used for the Company’s working capital needs. The December 3 Note has an original issue discount (“OID”) equal to $25,000. The unpaid principal balance of the December 3 Note has a fixed rate of interest of 8% per annum. Unless the December 3 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 3 Note, along with accrued interest, will be due and payable in full on December 3, 2025. If the Company defaults on the December 3 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 3 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 3 Note. The Company and Next have agreed that the total cumulative number of common stock issued to Next under this Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this December 3 Note must be repaid in cash at the request of Next. The December 3 Note contains a protection for Next in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 3 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 3 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

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Promissory Note dated December 17, 2024

On December 17, 2024, the Company and NextNRG entered into a promissory note (the “December 17 Note”) for the sum of $580,000 to be used for the Company’s working capital needs. The unpaid principal balance of the December 17 Note has a fixed rate of interest of 8% per annum. Unless the December 17 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 17 Note, along with accrued interest, will be due and payable in full on December 17, 2025. As part of the promissory note, the parties acknowledged that $379,755.39 of the Loan was sent directly to a third party as a down payment for the purchase of equipment. If the Company defaults on the December 17 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 17 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 17 Note. The Company and NextNRG have agreed that the total cumulative number of common stock issued to Next under this Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this December 17 Note must be repaid in cash at the request of Next. The December 17 Note contains a protection for NextNRG in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 17 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 17 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Promissory Note, dated as of December 30, 2024

On December 30, 2024, the Company and NextNRG entered into a promissory note (the “December 30 Note”) for the sum of $330,000 to be used for the Company’s working capital needs, including without limitation the purchase of equipment. The unpaid principal balance of the December 30 Note has a fixed rate of interest of 8% per annum. Unless the December 30 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 30 Note, along with accrued interest, will be due and payable in full on December 30, 2025. If the Company defaults on the December 30 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 30 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 30 Note. The Company and NextNRG have agreed that the total cumulative number of common stock issued to Next under the December 30 Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to NextNRG in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of the December 30 Note must be repaid in cash at the request of NextNRG. The December 30 Note contains a protection for NextNRG in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 30 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 30 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 68.14% of the Company’s outstanding shares of common stock.

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Shareholder Approval

The holders of a majority of the Company’s voting capital stock, by written consents in lieu of meetings delivered on January 15, 2025, pursuant to Section 228 of the Delaware General Corporation Law and Section 9 of Article II of our bylaws, provided approval for the following corporate actions (the “Authorizations”):

(i)	the possible issuance of shares of the Company common stock with a then current value of $500,000 under that certain promissory note, dated as of January 15, 2025, by and between the Company and Alcourt LLC, in the event that such note is not repaid by April 15, 2025, this note was repaid in February 2025;
(ii)	the possible issuance of $5,000,000 worth of shares of Company common stock under that certain promissory note, dated as of December 26, 2024, by and between the Company and Gad International Ltd., as amended by that certain amendment to promissory note, dated as of January 15, 2025, in the event that such promissory note is not repaid on or before February 23, 2025. The note was extended to March 23, 2025, and in exchange for the extension of the maturity date, the Company paid a fee of $200,000; and
(iii)	the possible issuance of shares of Company common stock under those certain promissory notes by and between the Company and NextNRG Holding Corp., dated as of November 14, 2024, December 2, 2024, December 3, 2024, December 17, 2024 and December 30, 2024.

Such consents were obtained in compliance with Nasdaq Listing Rules 5635(a) and 5635(d), as applicable, which require in relevant part that the Company may not issue shares of its common stock (or securities convertible into or exercisable for common stock) in other than public offerings or in connection an acquisition without stockholder approval if the aggregate number of shares of common stock issued would be equal to or greater than 20% of the Company’s issued and outstanding shares of common stock as of the date of issuance. The Company has filed with the Commission a definitive information statement under cover of Schedule 14C in respect of the Authorizations and expects to disseminate such information statement as soon as reasonably practicable.

Farkas Promissory Notes

Between June 2023 to February 2025, the Company or a subsidiary thereof issued a series of promissory notes to Michael D. Farkas, the Company’s Executive Chairman, Chief Executive Officer and majority stockholder. Each note is due one year from the issuance date and there is no prepayment penalty. If the Company fails to pay each note when due, the entire principal amount of such note will be immediately due and payable upon notice from Mr. Farkas. The notes bear interest at a rate of 18%, 12% or 10% per annum. As of December 4, 2025, the accrued interest under all of such notes was $2,269,707. The following table sets forth the outstanding balance under the respective notes as of December 4, 2025:

Category of Promissory Note	Outstanding Balance
18% Promissory Notes	$8,304,944
12% Promissory Notes	1,485,451
10% Promissory Notes	49,650
Total:	$9,840,045

Director Independence

Jack Leibler, Bennet Kurtz, and Sean Oppen are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

FORWARD-LOOKING STATEMENTS

We caution you that certain information in this Proxy Statement may contain, in addition to historical information, “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words “may,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “believes,” “plans,” “seeks” or “continues,” or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION ABOUT NEXTNRG

As an SEC reporting company, we are subject to the informational requirements of the Exchange Act and accordingly, file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Conduct, as well as the Charters for our Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee are available on our website and amendments to, or waivers of, the Code of Conduct will be disclosed on our website. Our corporate website is www.nextnrg.com; however, the information found on our website is not part of this Proxy Statement.

47

Our common stock is traded on the Nasdaq Capital Market under the symbol “NXXT.”

This Proxy Statement is accompanied by the Company’s 2024 Annual Report. Stockholders are referred to such report for financial and other information about the activities of the Company.

Our transfer agent is ClearTrust, LLC. ClearTrust, LLC’s address is 16540 Pointe Village Dr., Suite 210, Lutz, FL 33558.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

NextNRG, Inc.

57 NW 183rd Street

Miami, FL 33169

Attn: Corporate Secretary

Tel: (305) 791-1169

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the Company’s next Annual Meeting of Stockholders, the proposal must be in proper form (consistent with our bylaws and with Exchange Act Regulation 14A and Rule 14a-8 promulgated thereunder) and received by the Secretary of the Company on or before August 11, 2026, or 120 days before the date of mailing based on this year’s proxy statement date, and meet all other requirements for inclusion in the proxy statement. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and NextNRG’s bylaws, as applicable.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with next year’s annual meeting, notice must be submitted by the same deadlines as disclosed above and must include the information in the notice required by the bylaws and by Rule 14a-19 under the Exchange Act.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Michael D. Farkas
Michael D. Farkas
Chief Executive Officer

48

ANNEX A

Plan of Conversion

(Attached)

Plan of Conversion Of

NEXTNRG, INC.

Dated as of October 10, 2025

Subject to the approval of the stockholders of NextNRG, Inc., a Delaware corporation (the “Company”), this Plan of Conversion (together with the exhibits hereto, the “Plan”) is entered into by the Company and sets forth the terms of the conversion of the Company from a Delaware corporation to a Nevada corporation, pursuant to the provisions of the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”).

1.	The Company was formed in the State of Delaware on March 28, 2019.

2.	Section 266 of the DGCL permits the conversion of a Delaware corporation to a corporation organized under the laws of another State.

3.	Chapter 78 and Chapter 92A of the NRS, including Section 92A.195 thereof, permits the conversion of a Delaware corporation into a Nevada corporation.

4.	Upon the terms and subject to the conditions of this Plan and in accordance with the DGCL and the NRS, the Company will be converted into a Nevada corporation (the “Conversion”) to be named NextNRG, Inc. (the “Corporation”).

5.	This Plan shall be effective following its approval by the stockholders of the Company and the filing of a Certificate of Conversion, substantially in the form as attached hereto as Exhibit A with the Secretary of State of the State of Delaware and Articles of Conversion, substantially in the form as attached hereto as Exhibit B, and the Articles of Incorporation for the Corporation (the “Articles of Incorporation”), substantially in the form as attached hereto as Exhibit C, with the Secretary of State of the State of Nevada.

Article I. ARTICLE I. THE CONVERSION

Section 1.01 The Conversion. At the Effective Time, the Company shall be converted into the Corporation and, for all purposes of the laws of the State of Delaware and the State of Nevada, the Conversion shall be deemed a continuation of the existence of the Company in the form of a Nevada corporation. At the Effective Time, for all purposes of the laws of the State of Delaware and the State of Nevada, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall thereby become vested in the Corporation and shall be the property of the Corporation, and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of any provision of the NRS; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall be deemed to be those of the Corporation, and may be enforced against the Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a corporation.

Section 1.02 Effective Time. The Conversion shall become effective upon the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware and Articles of Conversion and the Articles of Incorporation with the Secretary of State of the State of Nevada (such time of effectiveness, the “Effective Time”). The officers of the Company shall select the date and time that the Effective Time occurs.

A-1

Section 1.03 Articles of Incorporation and Bylaws of the Corporation. At and after the Effective Time, the Corporation shall be governed by the Articles of Incorporation, and the Board of Directors of the Corporation shall adopt bylaws for the Corporation substantially in the form as attached hereto as Exhibit D (the “Bylaws”).

Section 1.04 Directors and Officers. The initial directors of the Corporation shall be as set forth in the Articles of Incorporation, who shall be named to the initial Board of Directors of the Corporation. The initial officers of the Corporation shall be determined by the Board of Directors of the Corporation, promptly following the Conversion, in each case until their respective successors are duly elected or appointed and qualified.

Section 1.05 Termination. This Plan may be terminated and the Conversion abandoned at any time prior to the Effective Time by the action of the Board of Directors of the Company. In the event of termination of this Plan and abandonment of the Conversion, this Plan shall become void and of no further force and effect without liability on the part of any party hereto or their respective officers and agents.

Article II. ARTICLE II. CONVERSION; CERTIFICATES; COVENANTS

Section 2.01 Conversion of Shares.

(a)	At the Effective Time, by virtue of the Conversion and without any action on the part of the Company or the stockholders of the Company, each share of common stock of the Company, par value $0.0001, shall be converted into one share of common stock, par value $0.0001 per share (the “Common Stock”) of the Corporation (the “Conversion Rate”).

(b)	Following the filing of the Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of the Corporation in the form as attached hereto as Exhibit E immediately after the Effective Time, each share of Series A Convertible Preferred Stock, par value $0.0001, of the Company shall be converted into one share of Series A Convertible Preferred Stock, par value $0.0001, of the Corporation (the “Series A Stock”).

(c)	Following the filing of the Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock of the Corporation in the form as attached hereto as Exhibit F immediately after the Effective Time, each share of Series B Convertible Preferred Stock, par value $0.0001, of the Company shall be converted into one share of Series B Convertible Preferred Stock, par value $0.0001, of the Corporation (the “Series B Stock”).

(d)	All warrants, options and other rights to acquire shares of common stock of the Company outstanding at the time of the Conversion shall automatically be converted to the right to receive Common Stock at the Conversion Rate, with equitable adjustments to the purchase price or conversion terms thereof, and shall thereafter constitute a right to acquire the Common Stock as set forth herein and therein.

Section 2.02 Recordation of Shares.

(a)	Shares of Common Stock, Series A Stock and Series B Stock issued in connection with the Conversion shall be uncertificated unless otherwise determined by the Board of Directors of the Corporation, and the Corporation shall record such shares of Common Stock, Series A Stock and Series B Stock into which the common stock of the Company, the Series A Convertible Preferred Stock of the Company and the Series B Convertible Preferred Stock of the Company, as applicable, shall have been converted as a result of the Conversion in book-entry form in the books and records of the Corporation.

A-2

(b)	The shares of Common Stock issued upon the conversion of the common stock of the Company in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of common stock of the Company, and shall, when issued, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, as applicable.

(c)	The shares of Series A Stock issued upon the conversion of the Series A Convertible Preferred Stock of the Company in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Series A Convertible Preferred Stock of the Company, and shall, when issued, be duly authorized, validly issued, fully paid and non-assessable shares of Series A Stock, as applicable.

(d)	The shares of Series B Stock issued upon the conversion of the Series B Convertible Preferred Stock of the Company in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Series B Convertible Preferred Stock of the Company, and shall, when issued, be duly authorized, validly issued, fully paid and non-assessable shares of Series B Stock, as applicable.

Section 2.03 Covenants.

(a)	Subject to the terms and conditions of this Plan, the Board of Directors of the Company and the officers of the Company (each, a “Party”) will use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable to consummate the transactions contemplated by this Plan. Each Party shall execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or appropriate in order to consummate or implement expeditiously the transactions contemplated hereunder.

(b)	The Parties agree to treat, for U.S. federal, state and local Tax purposes, the transactions contemplated by this Plan as governed by Section 368 of Internal Revenue NRS of 1986, as amended, and to report consistently with such treatment for all U.S. federal, state and local Tax purposes.

Article III. ARTICLE III. MISCELLANEOUS

Section 3.01 Governing Law. This Plan shall be governed by, enforced, and construed under and in accordance with the laws of the State of Delaware and the laws of the State of Nevada, without giving effect to the principles of conflicts of law thereunder.

Section 3.02 Entire Agreement. This Plan represent the entire agreement between the Parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 3.03 Amendment; Waiver. At any time prior to the Effective Date, this Plan may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Board of Directors and stockholders of the Company holding a majority of the voting power of the Company.

Section 3.04 Headings. The headings contained in this Plan are intended solely for convenience and shall not affect the rights of the Parties.

[Signature appears on following page]

A-3

In witness whereof, the Company has entered into this Plan as of the date first set forth above.

NextNRG, Inc.

By:
Name:	Michael D. Farkas
Title:	Chief Executive Officer

Exhibit A

Delaware Certificate of Conversion

(Attached)

STATE OF DELAWARE CERTIFICATE OF

CONVERSION FROM A DELAWARE CORPORATION

TO A NON-DELAWARE ENTITY PURSUANT TO

SECTION 266 OF

THE DELAWARE GENERAL CORPORATION LAW

1.	The name of the Delaware corporation is Next NRG, Inc.

(If changed, the name under which it’s Certificate of Incorporation was originally filed: EZFill Holdings, Inc. )

2.	The date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is March 28, 2019 .

3.	The jurisdiction to which the corporation shall convert is (list jurisdiction)

Nevada NextNRG, Inc. and the name under which the entity shall be known is NextNRG, Inc.

4.	The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5.	The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6.	The address to which a copy of the process shall be mailed by the Secretary of State is 407 Lincoln Rd. #9F, Miami Beach, Florida 33190.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the_________day of_____________________________________________, A.D. ___________________________.

By:
Authorized Officer

Name:	Michael D. Farkas
Print or Type

Exhibit B

Nevada Articles of Conversion (Attached)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)	Entity Name: NextNRG, Inc. Jurisdiction: Delaware Entity Type*: Corporation *If more than one entity being acquired or merging please attach additional page.*
2. Entity Information: (Resulting, Acquiring or Surviving)	Entity Name: NextNRG, Inc. Jurisdiction: Nevada Entity Type*: Corporation
3. Plan of Conversion, Exchange or Merger: (select one box)	☐ The entire plan of conversion, exchange or merger is attached to these articles. ☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). ☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)
4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required from the: ☐ Acquired/merging ☐ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving Name of acquired/merging entity: Name of acquiring/surviving entity:

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 8/1/2023

5. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 2 of 4
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
201 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 3 of 4
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: ___ Country: ___ Care of: ___ Address: ___ City: ___ State: ___ Zip/Postal Code: ___
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☒ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. NextNRG, Inc. Name of constituent entity

)orm Zill be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 4 of 4
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☐ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

Name of acquired/merging entity

X ______________________________
Signature (Exchange/Merger) | Title | Date

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Name of acquiring/surviving entity

X ______________________________
Signature (Exchange/Merger) | Title | Date

X ______________________________
Signature of Constituent Entity (Conversion) | Chief Executive Off. Title | Date

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

)orm Zill be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 5 of 4
Revised: 8/1/2023

Exhibit C

Articles of Incorporation

(Attached)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

- [X] NRS 78 - Articles of Incorporation Domestic Corporation
- [ ] NRS 80 - Foreign Corporation
- [ ] NRS 89 - Articles of Incorporation Professional Corporation
- [ ] NRS 80 - Foreign Corporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of -- **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)	NextNRG, Inc.
2. Registered Agent for Service of Process: (Check only one box)	[X] Commercial Registered Agent:(name only below) [ ] Noncommercial Registered Agent (name and address below) [ ] Office or Position with Entity (title and address below) Corporate Creations Network Inc. Name of Registered Agent **OR** Title of Office or Position with Entity 8275 South Eastern Avenue #200 (Street Address) · Las Vegas (City) · Nevada · 89123 (Zip Code) Mailing Address (if different from street address) · City · Nevada · Zip Code
2a. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X ______________________________ **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** · Date
3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)	This corporation is a close corporation operating with a board of directors [ ] Yes **OR** [ ] No
4. Names and Addresses of the Board of Directors/ Trustees or Stockholders (NRS 78: Board of Directors/ Trustees is required. NRS 78a: Required if the Close Corporation is governed by a board of directors. NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)	1) Michael D. Farkas (Name) · USA (Country) 407 Lincoln Rd. #9F (Street Address) · Miami Beach (City) · FL (State) · 33190 (Zip/Postal Code) 2) Daniel Arbour (Name) · USA (Country) 407 Lincoln Rd. #9F (Street Address) · Miami Beach (City) · State · 33190 (Zip/Postal Code) 3) Jack Leibler (Name) · USA (Country) 407 Lincoln Rd. #9F (Street Address) · Miami Beach (City) · State · 33190 (Zip/Postal Code)
5. Jurisdiction of Incorporation: (NRS 80 only)	**5a.** Jurisdiction of incorporation: ____ **5b.** I declare this entity is in good standing in the jurisdiction of its incorporation. [ ]

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 5/22/2024

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Profit Corporation

Continued, Page 2

6. Benefit Corporation:
(For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)

By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field.

Yes ☐

7. Purpose/Profession to be practiced:
(Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)

8. Authorized Shares:
(Number of shares corporation is authorized to issue

NRS 80: 0ust include copy of the most recently filed in home jurisdiction setting forth the authorized stock of the corporation.)

Please indicate the break down of all corporate shares and the par value.

Number of Authorized shares with Par value:		Par value: $	
1uPEer of CoPPon shares Zith Par value:	**500,000,000**	Par value: $	**0.0001000000**
Number of Preferred shares with Par value:	50,000,000	Par value: $	0.0001000000
Number of shares with no par value:			

Foreign Corporations, NRS 80 only:

☐ This is a corporation is a unlimited stock corporation

☐ This is a corporation is a non-stock corporation.

If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.

9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80.
Name, Address and Signature of the **Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Name	Country
Michael D. Farkas	USA

Address	City	State	Zip/Postal Code
407 Lincoln Rd. #9F	Miami Beach	FL	33190

X ______________________________ (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2 Revised: 5/21/2024

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

NextNRG, Inc.
NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

- [X] Corporation

  0001817004
  - [X] This corporation is publicly traded, the Central Index Key number is:

- [ ] Nonprofit Corporation (see nonprofit sections below)
- [ ] Limited-Liability Company
- [ ] Limited Partnership
- [ ] Limited-Liability Partnership
- [ ] Limited-Liability Limited Partnership (If formed at the same time as the Limited Partnership)
- [ ] Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

- [ ] 001 - Governmental Entity
- [ ] 006 - NRS 6808.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS Chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

- [ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

- [ ] Unit-owners' Association
- [ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c)

Page 1 of 2
Revised: 8/1/2023

For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box
Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A.210 - the "Exemption From Charitable Solicitation Registration Statement" is required

**** Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

Page 2 of 2
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: Chief Executive Officer

Name	Michael D. Farkas
Country	USA
Address	407 Lincoln Rd. #9F
City	Miami Beach
State	FL
Zip/Postal Code	33190

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: Secretary

Name	Joel Kleiner
Country	
Address	407 Lincoln Rd. #9F
City	Miami Beach
State	FL
Zip/Postal Code	33190

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: Chief Financial Officer

Name	Joel Kleiner
Country	
Address	407 Lincoln Rd. #9F
City	Miami Beach
State	FL
Zip/Postal Code	33190

CORPORATION, INDICATE THE DIRECTOR:

Name	Michael D. Farkas
Country	USA
Address	407 Lincoln Rd. #9F
City	Miami Beach
State	FL
Zip/Postal Code	33190

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ______________________

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business,

Title: Chief Executive Officer

Date:

Page 3 of 2
Revised: 8/1/2023

Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201 (775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of represented entity: NextNRG, Inc.

Entity or Nevada Business Identification Number (NVID):
(for entities currently on file)

2. Registered Agent Acceptance:

☒ Registered Agent Acceptance

3. Information Being Changed:

Statement of Change takes the following effect: (select only one)

☒ Appoints New Agent (complete section 5)
☐ Update Represented Entity Acting as Registered Agent (complete sections 5) Update
☐ Registered Agent Name (complete sections 4 & 5)
☐ Update Registered Agent Address (complete sections 4 & 5)

4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)

Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Newly Appointed Registered Agent or Registered Agent Information After the Change:

☒ Commercial Registered Agent:(name only below)
☐ Noncommercial Registered Agent (name and address below)
☐ Office or Position with Entity (title or position and address below)

Corporate Creations Network Inc.
Name of Registered Agent **OR** Title of Office or Position within Entity

8275 South Eastern Avenue #200 | Las Vegas | Nevada | 81923
Street Address | City | | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

6. Electronic Notification: (Optional)

Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:

7. Certificate of Acceptance of Appointment of Registered Agent: (Required)

I hereby accept appointment as Registered Agent for the above named Entity.

x ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity
Date

8. Signature of Represented Entity: (Required)

x ______________________________
Authorized Signature On Behalf of the Entity
Date

FEE: $60.00
This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

NextNRG, Inc.

Additional Directors

Bennet Kurtz			USA
Name			Country

407 Lincoln Rd. #9F	Miami Beach	FL	33190
Street Address	City	State	Zip

Sean Oppen			USA
Name			Country

407 Lincoln Rd. #9F	Miami Beach	FL	33190
Street Address	City	State	Zip

ARTICLES OF INCORPORATION OF

NextNRG, Inc.

The undersigned incorporator, in order to form a corporation pursuant to the Nevada Revised Statutes (the “NRS”), Chapter 78, certifies as follows:

Section 1. Name. The name of the corporation is NextNRG, Inc. (the “Corporation”).

Section 2. Incorporator; Registered Office and Agent

(a)	Incorporator. The name and mailing address of the incorporator are: Michael D. Farkas, 407 Lincoln Rd. #9F, Miami Beach, Florida 33190. The powers of the incorporator are to terminate upon the filing of these Articles of Incorporation with the Secretary of State of the State of Nevada, and the initial directors of the Corporation shall be as set forth in Section 7.

(b)	Registered Agent. The name and address of the registered agent of the Corporation in the State of Nevada is Corporate Creations Network Inc., 8275 South Eastern Avenue #200, Las Vegas, NV 89123, or such other agent and address as the Board of Directors of the Corporation (the “Board”) shall from time to time select.

Section 3. Purpose and Business. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the NRS, including, but not limited to the following:

(a)	The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this Corporation is organized.

(b)	The Corporation shall have the power to have succession by its corporate name in perpetuity, or until dissolved and its affairs wound up according to law.

(c)	The Corporation shall have the power to sue and be sued in any court of law or equity.

(d)	The Corporation shall have the power to make contracts.

(e)	The Corporation shall have the power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

(f)	The Corporation shall have the power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation.

(g)	The Corporation shall have the power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of shareholders.

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(h)	The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved.

(i)	The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seal or stamp and if one is used, to alter the same. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document.

(j)	The Corporation shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for another lawful object.

(k)	The Corporation shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Nevada, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

(l)	The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use therefore its capital, capital surplus, surplus or other property or fund.

(m)	The Corporation shall have the power to conduct business, have one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Nevada and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country.

(n)	The Corporation shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in these Articles of Incorporation, or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in these Articles of Incorporation, or any amendment thereof.

(o)	The Corporation shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes.

(p)	The Corporation shall have the power to enter partnerships, general or limited, or joint ventures, in connection with any lawful activities.

Section 4.Capital Stock.

(a)	Classes and Number of Shares. The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be five hundred million (500,000,000) shares of common stock, par value of $0.0001 per share (the “Common Stock”) and fifty million (50,000,000) shares of preferred stock, par value of $0.0001 per share (the “Preferred Stock”).

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(b)	Powers and Rights of Common Stock. The voting powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions of the Common Stock, in addition to those set forth elsewhere herein, are as follows:

(i)	Preemptive Right. No shareholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

(ii)	Voting Rights and Powers. With respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name.

(iii)	Dividends and Distributions.

(A)	Cash Dividends. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore.

(B)	Other Dividends and Distributions. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

(iv)	Other Rights. Except as otherwise required by the NRS and as may otherwise be provided in these Articles of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

(c)	Classes of Preferred Stock. The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion, authority to do so being hereby expressly vested in the Board. The authority of the Board with respect to each such series of Preferred Stock will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(i)	The number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

(ii)	the voting powers, if any, of the shares of such series and whether such voting powers are full or limited;

(iii)	the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

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(iv)	whether dividends, if any, will be cumulative or noncumulative, the dividend rate or rates of such series and the dates and preferences of dividends on such series;

(v)	the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(vi)	the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(vii)	the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity;

(viii)	the provisions, if any, of a sinking fund applicable to such series; and

(ix)	any other relative, participating, optional or other powers, preferences or rights, and any qualifications, limitations or restrictions thereof, of such series.

(d)	Issuance of the Common Stock and the Preferred Stock. The Board may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board in its discretion may determine and without any vote or other action by the shareholders, except as otherwise required by law. The Board, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into Common or Preferred stock (collectively “securities”). The securities must be issued for such consideration, including cash, property, or services, as the Board may deem appropriate, subject to the requirement that the value of such consideration be no less than the par value of the shares issued. Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon, provided that the actual value of such consideration is not less that the par value of the shares so issued. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

(e)	Cumulative Voting. Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of shareholders of the Corporation. During such time or times that applicable law requires cumulative voting, each shareholder entitled to vote at an election for directors may accumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are otherwise entitled, or distribute the shareholder’s votes on the same principle among as many candidates as such shareholder thinks fit. No shareholder comma however comma shall be entitled to cumulate such shareholders votes unless (a) the names of such candidate or candidates have been places in nomination prior to the voting and (b) the shareholder has given notice at the meeting, prior to the voting, of such shareholder’s intention to cumulate such shareholder’s votes. If any shareholder has given proper notice to cumulate votes, all shareholders may cumulate their votes for any candidates who have been probably placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

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(f)	One Class. Except as otherwise required by the NRS, these Articles of Incorporation, or any designation for a class of Preferred Stock (which may provide that an alternate vote is required), (i) all shares of capital stock of the Corporation shall vote together as one class on all mattes submitted to a vote of the shareholders of the Corporation; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter.

(g)	Section 78.2055 Election. Pursuant to the provisions of Subsection 3 of Section 78.2055 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock, in the event that the Corporation desires to decrease the number of issued and outstanding shares of a class or series held by each shareholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series which such decrease would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease are specifically denied the right to vote on such a decrease as a class or series.

(h)	Section 78.207 Election. Pursuant to the provisions of Subsection 3 of Section 78.207 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock, in the event that the Corporation desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each shareholder of record at the effective date and time of the change which increase or decrease would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease are specifically denied the right to vote on such increase or decrease as a class or series.

(i)	Section 78.390 Election. Pursuant to the provisions of Subsection 2 of Section 78.390 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock, the holders of each class of stock of the Corporation are specifically denied the right to vote as a separate class on any proposed amendment to these Articles of Incorporation that would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares.

(j)	Clarification. None of the provisions herein, including, without limitation, the provisions of Section 4(f), Section 4(g), Section 4(h) or Section 4(i), shall otherwise affect or limit the power of the Board to change the number of shares of a class or series of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each shareholder without a vote of the shareholders, as set forth in Section 78.207 of the NRS, except as specifically set forth in any designation for a class of Preferred Stock.

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Section 5. Adoption of Bylaws. In the furtherance and not in limitation of the powers conferred by statute and subject to Section 6, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).

Section 6. Shareholder Amendment of Bylaws. Notwithstanding Section 5, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the shareholders of the Corporation, but only by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single voting class.

Section 7. Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board. The first Board shall initially consist of five (5) persons. The initial directors of the Corporation shall be Michael Farkas, Daniel Arbour, Jack Leibler, Bennet Kurtz and Sean Oppen, and the mailing address of each of the foregoing is c/o NextNRG, Inc., 407 Lincoln Rd. #9F, Miami Beach, Florida 33190. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws. The exact number of directors shall be fixed from time to time by the Board pursuant to resolution adopted by a majority of the full Board. Directors need not be shareholders.

Section 8. Powers of Board.

(a)	In furtherance and not in limitation of the powers conferred by the laws of the NRS, the Board is expressly authorized and empowered:

(i)	To make, alter, amend, and repeal the Bylaws;

(ii)	Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to shareholder inspection, provided that no shareholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board or of the shareholders of the Corporation;

(iii)	To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property;

(iv)	To determine whether any and, if so, what part of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus;

(v)	To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;

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(vi)	To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations;

(vii)	to designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board; and

(viii)	To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid.

(b)	In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the Corporation.

Section 9. Interested Directors. No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of Section 78.140 of the NRS are met.

Section 10. Term of Board of Directors. Except as otherwise required by applicable law, each director shall serve for a term ending on first anniversary of their date of election, provided that, notwithstanding the foregoing provisions of this Section 10 each director shall serve until their successor is elected and qualified or until his death, resignation or removal. All directors shall have equal standing. Notwithstanding the foregoing provisions of this Section 10, no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board establishing such class or series.

Section 11. Vacancies on Board of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the shareholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, and not by the shareholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

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Section 12. Removal of Directors. Subject to any limitations imposed by applicable law, removal of directors shall be as provided in Section 78.335 of the NRS.

Section 13. Shareholder Action. Any action required or permitted to be taken by the stockholders of the Corporation must be effective at a duly called annual meeting or at a special meeting of stockholders of the Corporation, unless such action requiring or permitting stockholder approval is approved by a majority of the directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and these Articles of Incorporation have been satisfied.

Section 14. Special Shareholder Meetings. Special meetings of the shareholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Section 15. Location of Shareholder Meetings. Meetings of shareholders of the Corporation may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws.

Section 16. Private Property of Shareholders. The private property of the shareholders shall not be subject to the payment of corporate debts to any extent whatever and the shareholders shall not be personally liable for the payment of the Corporation’s debts.

Section 17. Amendments.

(a)	The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on shareholders herein granted subject to this reservation

(b)	Notwithstanding any other provision of these Articles of Incorporation or Any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or these Articles of Incorporation or any certificate of designations filed with respect to a series of Preferred Stock, the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Section 17, Section 19, Section 20 or Section 21.

Section 18. Term of Existence. The Corporation is to have perpetual existence.

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Section 19. Liability of Directors. No director of this Corporation shall have personal liability to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer to the fullest extent under applicable law. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable sections of the NRS, (iv) the payment of dividends in violation of the NRS or, (v) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 19 by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Section 20. Indemnification.

(a)	Indemnification in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 20(c) and Section 20(j), the Corporation shall, to the fullest extent permitted by the NRS and applicable Nevada law as in effect at any time, indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b)	Indemnification in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 20(c) and Section 20(j), the Corporation shall indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, and whether the basis of such action, suit or proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Courts in the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court in the State of Nevada or such other court shall deem proper.

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(c)	Authorization of Indemnification. Any indemnification or defense under this Section 20 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 20(a) or Section 20(b), as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination,: (i) by directors constituting the Board Voting Majority and who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by the Board Voting Majority, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the shareholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding set forth in Section 20(a) or Section 20(b) or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d)	Good Faith Defined. For purposes of any determination under Section 20(c), a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on good faith reliance on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 20(d) shall mean any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which such person was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent. The provisions of this Section 20(d) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 20(a) or Section 20(b), as the case may be.

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(e)	Expenses Payable in Advance. Expenses, including attorneys’ fees, incurred by a current or former director or officer in defending any action, suit or proceeding described in Section 20(a) or Section 20(b) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 20.

(f)	Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by or granted pursuant to this Section 20 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these Articles of Incorporation, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 20(a) or Section 20(b) shall be made to the fullest extent permitted by applicable law. The provisions of this Section 20 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 20(a) or Section 20(b) but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS or otherwise.

(g)	Insurance. The Corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or a direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation, as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify, hold harmless or defend such person against such liability under the provisions of this Section 20.

(h)	Certain Definitions. For purposes of this Section 20 references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who was or is a director, officer, employee or agent of such constituent corporation, or was or is serving at the request of such constituent corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 20 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 20, references to “fines” shall include any excise taxes assessed on a person with respect of any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 20.

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(i)	Survival of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by, or granted pursuant to, this Section 20 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(j)	Limitation on Indemnification. Notwithstanding anything contained in this Section 20 to the contrary, except for proceedings to enforce rights to indemnification and defense under this Section 20 (which shall be governed by Section 20(k)(ii)), the Corporation shall not be obligated under this Section 20 to indemnify, hold harmless or defend any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.

(k)	Contract Rights.

(i)	The obligations of the Corporation under this Section 20 to indemnify, hold harmless and defend a person who was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, including the duty to advance expenses, shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Section 20 shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.

(ii)	If a claim under Section 20(a), Section 20(b) or Section 20(e) is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 45 days, the person making such claim may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, such person shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by such person to enforce a right to indemnification hereunder (but not in a suit brought by such person to enforce a right to an advancement of expenses) it shall be a defense, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that such person has not met any applicable standard for indemnification set forth in the NRS. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its Shareholders) to have made a determination prior to the commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its Shareholders) that such person has not met such applicable standard of conduct, shall create a presumption that such person has not met the applicable standard of conduct or, in the case of such a suit brought by such person, be a defense to such suit.

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(l)	Indemnification Agreements. Without limiting the generality of the foregoing, the Corporation shall have the express authority to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers of the Corporation in connection with their service to, or status with, the Corporation or any other corporation, entity or enterprise with whom such person is serving at the express written request of the Corporation.

(m)	Repeal or Amendment. Any repeal or modification of this Section 20 shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Section 20 in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

Section 21. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Notwithstanding the foregoing, the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any claim for which the federal courts have exclusive or concurrent jurisdiction.

Section 22. Headings. The headings contained herein are for convenience only, do not constitute a part of these Articles of Incorporation and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation as of ______________, 2026.

Sole Incorporator

By:
Michael D. Farkas

Sole Incorporator

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Exhibit D Bylaws

(Attached)

Bylaws Of

NextNRG, Inc.

a Nevada corporation

Adopted ____________, 2026

1.	Offices. NextNRG, Inc. (the “Corporation”) may have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by applicable law, at such other place or places, either within or without the State of Nevada, as the Board of Directors of the Corporation (then “Board”) may from time to time determine or the business of the Corporation may require.

2.	Meetings of Shareholders.

2.1.	Annual Meetings. The annual meetings of shareholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such time and date and place as the Board, by resolution, shall determine and as set forth in the notice of the meeting and shall be held at such place, either within or without the State of Nevada. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day.

2.2.	Deferred Meeting for Election of Directors, etc. If the annual meeting of shareholders for the election of directors and the transaction of other business is not held within the time specified in Section 2.1, the Board shall call a special meeting of shareholders for the election of directors and the transaction of other business as soon thereafter as convenient.

2.3.	Other Special Meetings. A special meeting of shareholders (other than a special meeting for the election of directors), unless otherwise prescribed by statute, may only be called by the Board and may be called at any time by the Board. At any special meeting of shareholders, only such business may be transacted as is related to the purpose(s) of such meeting set forth in the notice thereof given pursuant to Section 2.5 or in any waiver of notice thereof given pursuant to Section 2.6.

2.4.	Fixing Record Date.

(a)	For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as of the record date for any such determination of shareholders. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting nor more than sixty (60) days prior to any other action. If no such record date is fixed:

(i)	The record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if no notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

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(ii)	The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed;

(iii)	The record date for determining shareholders for any purpose other than those specified in Section 2.4(a)(i) and Section 2.4(a)(ii) shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(b)	When a determination of shareholders entitled to notice of, or to vote at, any meeting of shareholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

2.5.	Notice of Meetings of Shareholders; Location. Except as otherwise provided in Section 2.4 and Section 2.6, whenever under any provision of the Nevada Revised Statutes (as the same may be amended and supplemented from time to time, and including any successor provision thereto, the “NRS”), the Articles of Incorporation of the Corporation (as the same may be amended, supplemented and/or restated from time to time, the “Articles”) or these Bylaws, shareholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose(s) for which the meeting is called. Except as otherwise provided by any provision of the NRS, a copy of the notice of any meeting shall be given, personally or by mail, not less than 10 nor more than 60 days before the date of the meeting, to each shareholder entitled to notice of, or to vote at, such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States Mail, postage prepaid, directed to the shareholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken and, at the adjourned meeting, any business may be transacted that might have been transacted at the meeting originally called. If, however, the adjournment is for more than 60 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. The Board may designate the place of meeting for any meeting of Shareholders. If no designation is made by the Board, the place of meeting shall be the principal executive offices of the Corporation. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the NRS

2.6.	Waivers of Notice. Whenever notice is required to be given to the shareholders under any provision of the NRS, or the Articles or these Bylaws, a written waiver thereof, signed by a shareholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a shareholder at a meeting shall constitute a waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

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2.7.	Quorum of Shareholders; Adjournment; Postponement. The holders of a 33.33% of the voting power, present, in person or represented by proxy, shall be necessary and sufficient to constitute a quorum for the transaction of any business at such meeting, except where otherwise provided by any provision of the NRS. When a quorum is once present to organize a meeting of shareholders, it is not broken by the subsequent withdrawal of any shareholders. The Chairman, or the holders of a majority of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjournment meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Any previously scheduled meeting of shareholders may be postponed, and any previously scheduled special meeting of Shareholders may be canceled, by the Board upon public notice given prior to the time previously scheduled for such meeting of shareholders.

2.8.	Voting; Proxies.

(a)	Unless otherwise provided in the Articles, every shareholder of record shall be entitled at every meeting of shareholders to one vote for each share of capital stock standing in his name on the record of shareholders determined in accordance with Section 2.4. If the Articles provide for more or less than one vote for any share on any matter, every reference in these Bylaws or any provision of the NRS, to a majority or other proportion of stock shall refer to such majority to other proportion of the votes of such stock. The provisions of the NRS shall apply in determining whether any shares of capital stock may be voted and the persons, if any entitled to vote such shares, but the Corporation shall be protected in treating the persons in whose names shares of capital stock stand on the record of shareholders as owners thereof for all purposes.

(b)	The Board may, but need not, establish policies and procedures regarding the nomination, election and resignation of directors, which policies and procedures may: (i) include a condition to nomination by the Board for election or re-election as a director that an individual agree to tender, if elected or re-elected, an irrevocable offer of resignation conditioned on: (A) failing to receive the required vote for re-election at the next meeting at which such person would face re-election and (B) acceptance of the resignation by the Board, (ii) require: (A) if one exists, the Corporation’s nominating and governance committee or other committee designated by the Board (the “Nominating and Governance Committee”) to make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken and (B) the Board to act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days, to the extent practicable, from the date of the certification of the election results.

(c)	As to each matter submitted to a vote of the shareholders (other than the election of directors), except as otherwise provided by law or by the Articles or by these Bylaws, such matter shall be decided by a majority of the votes cast on such matter.

(d)	In voting on any other question on which a vote by ballot is required by law, the voting shall be by ballot. Each ballot shall be signed by the shareholder voting or by his proxy and shall state the number of shares voted. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person(s) to act for him by proxy. Any proxy to be used at a meeting of shareholders must be delivered to the Secretary of the Corporation or his or her representative at the principal executive offices of the Corporation at or before the time of the meeting. The validity and enforceability of any proxy shall be determined in accordance with the provisions of the NRS. The Chairman shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at the meeting.

2.9.	Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board may be made at a meeting of shareholders at which directors are to be elected only (a) by or at the direction of the Board or (b) by any shareholder of the Corporation entitled to vote for the election of directors at a meeting who complies with the notice procedures set forth in Section 2.10.

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2.10.	Notices of Business or Nominations for Director.

(a)	For director nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder, a shareholder’s notice must include the following information and/or documents, as applicable: (A) the name and address of the shareholder giving the notice, as they appear on the Corporation’s books, and of the beneficial owner of stock of the Corporation, if any, on whose behalf such nomination or proposal of other business is made (such beneficial owner, the “Beneficial Owner”); (B) representations that, as of the date of delivery of such notice, such shareholder is a holder of record of stock of the Corporation and is entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose and vote for such nomination and any such other business; (C) as to each person whom the shareholder proposes to nominate for election or re-election as a director (a “Shareholder Nominee”): (1) all information relating to such Shareholder Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time, the “Exchange Act”) or any successor provision thereto, including such Shareholder Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and to being named in the Corporation’s proxy statement and form of proxy if the Corporation so determines, (2) a statement whether such Shareholder Nominee, if elected, intends to tender, promptly following such Shareholder Nominee’s election or re-election, an irrevocable offer of resignation effective upon such Shareholder Nominee’s failure to receive the required vote for re-election at the next meeting at which such Shareholder Nominee would face re-election and upon acceptance of such resignation by the Board; and (3) such other information as may be reasonably requested by the Corporation; (D) as to any other business that the shareholder proposes to bring before the meeting: (1) a brief description of such business, (2) the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Bylaws, the text of the proposed amendment) and (3) the reasons for conducting such business at the meeting; and (E) in all cases: (1) the name of each individual, firm, corporation, limited liability company, partnership, trust or other entity (including any successor thereto, a “Person”) with whom the shareholder, any Beneficial Owner, any Shareholder Nominee and the respective affiliates and associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) of such shareholder, Beneficial Owner and/or Shareholder Nominee (each of the foregoing, including, for the avoidance of doubt, the Shareholder, Beneficial Owner and/or Shareholder Nominee, a “Shareholder Group Member”) either is acting in concert with respect to the Corporation or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person in response to a public proxy solicitation made generally by such Person to all holders of common stock of the Corporation) or disposing of any capital stock of the Corporation or to cooperate in obtaining, changing or influencing the control of the Corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses) (each Person described in this clause (1), including each Shareholder Group Member, a “Covered Person”), and a description, and, if in writing, a copy, of each such agreement, arrangement or understanding, (2) a list of the class, series and number of shares of capital stock of the Corporation that are beneficially owned or owned of record by each Covered Person, together with documentary evidence of such record or beneficial ownership, (3) a list of all derivative securities (as defined in Rule 16a-1 under the Exchange Act or any successor provision thereto) and other derivatives or similar arrangements to which any Covered Person is a counterparty and relating to any shares of capital stock of the Corporation, a description of all economic terms of all such derivative securities and other derivatives or similar arrangements and copies of all agreements and other documents relating to each of such derivative securities and other derivatives or similar arrangements, (4) a list of all transactions by any Covered Person involving any shares of capital stock of the Corporation or any derivative securities (as defined under Rule 16a-1 under the Exchange Act or any successor provision thereto) or other derivatives or similar arrangements related to any shares of capital stock of the Corporation entered into or consummated within 60 days prior to the date of such notice, (5) details of all other material interests of each Covered Person in such nomination or proposal or shares of capital stock of the Corporation (including any rights to dividends or performance-related fees based on any increase or decrease in the value of such shares of capital stock) and (6) a representation as to whether any Covered Person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to, in the case of a nomination or nominations, at least the percentage of the Corporation’s outstanding capital stock reasonably believed by the Covered Person to be sufficient to elect the nominee or nominees proposed to be nominated by the shareholder and, in the case of a proposal, holders of at least the percentage of the Corporation’s outstanding capital stock required to elect any Shareholder Nominee or approve such proposal (such representation, the “Solicitation Representation”).

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(b)	A notice delivered by or on behalf of any Shareholder under this Section 2.10 shall be deemed to be not in compliance with this Section 2.10 and not be effective if: (x) such notice does not include all of the information, documents and representations required under this Section 2.10, (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event or (z) any Covered Person does not act in accordance with the representation set forth in the Solicitation Representation; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.

(c)	Notwithstanding Section 2.10(b), in the event that the number of directors to be elected to the Board is increased effective at the next annual meeting and there is no Public Announcement (as defined below) specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 2.10 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation and such notice otherwise complies with the requirements of this Section 2.10. To be timely, a shareholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, or if no annual meeting was held in the preceding year, notice by a shareholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which the Public Announcement of the date of such meeting is first made by the Corporation. In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a Shareholder’s notice as described in this Section 2.10.

(d)	“Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, Section 14 or Section 15(d) of the Exchange Act or any document delivered to all Shareholders (including any quarterly income statement).

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2.11.	Selection and Duties of Inspectors at Meeting of Shareholders. The Board, in advance of any meeting of shareholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at such meeting may and, on the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector(s) shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and shall do such acts as are proper to conduct the election or vote with fairness to all shareholders. On the request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector(s) shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector(s) shall be prima facie evidence of the facts stated and of the vote as certified by him or them.

2.12.	Organization. At every meeting of shareholders, the Chief Executive Officer or, in the absence of the Chief Executive Officer, a President or a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present) shall act as chairman of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, may be chosen by a majority of the voting power present at such meeting, which includes the voting power which is present in person or represented by proxy and entitled to vote at the meeting.

2.13.	Order of Business. The order of business at all meetings of shareholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present, in person or represented by proxy and entitled to vote at the meeting.

2.14.	Action Without Meeting. Unless otherwise provided by the Articles, any action required to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote if a consent in writing setting forth the action so taken is signed by the shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed herein. An electronic transmission consenting to an action to be taken and transmitted by a shareholder or proxyholder, or by a person or persons authorized to act for a shareholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 2.14 to the extent permitted by law. Any such consent shall be delivered in accordance with the NRS. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing or electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date of such meeting had been the date that written consents signed by a sufficient number of shareholders or members to take the action were delivered to the Corporation as provided by law.

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2.15.	Copies, Etc. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing

3.	Directors.

3.1.	Number and Term. Except as provided by any provision of the NRS, the number of directors shall be such number of persons as the majority of the full Board, by resolution, may from time to time determine. The directors shall, except for filling vacancies (whether resulting from an increase in the number of directors, resignations, removals or otherwise), be elected at the annual meeting of the shareholders and each director shall be elected to serve until his successor is elected and qualifies. Directors need not be shareholders. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. The members of the Board shall elect a chairman of the Board (the “Chairman”) by a vote of a majority vote of all directors (which may include the vote of the person so elected).

3.2.	Resignations. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein and, if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

3.3.	Vacancies. Except as set forth in Section 3.4, if the office of any director, member of a committee or other officer becomes vacant (whether resulting from an increase in the number of directors, resignations, removals or otherwise), the remaining directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

3.4.	Removal. Directors may be removed and replaced pursuant to the procedures as set forth in the Articles and the NRS.

3.5.	Increase or Decrease of Number. The number of directors may be increased or decreased only by the affirmative vote of a majority of the directors, though less than a quorum. Any newly created directorships may be filled in the same manner as a vacancy.

3.6.	Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by applicable law or by the Articles. If any such provision is made in the Articles, the powers and duties imposed upon the Board by applicable law shall be exercised or performed to such extent and by such person or persons as shall be provided in the Articles. The Board shall exercise all of the powers of the Corporation except such as are by law, or by the Articles or by these Bylaws, conferred upon or reserved to the shareholders.

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3.7.	Conference Call. Members of the Board or any committee designated by such Board may participate in a meeting of the Board or such committee by means of telephone conference or similar communication equipment by means of which all persons participating in the meeting can hear each other and participation pursuant to this Section 3.7 shall constitute presence at such meeting.

3.8.	Committees. The Board may, by resolution(s) passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member or such committee or committees, the member or members thereof present at any such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Articles, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or amending these Bylaws of the Corporation and, unless the resolution, these Bylaws or the Articles expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

3.9.	Meetings. Meetings of the Board, regular or special, may be held at any place within or without the State of Nevada.

(a)	On the day when, and at the place where, the annual meeting of shareholders for the election of directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes or organization, election of officers and transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in this Section 3.9 for special meetings of the Board or in a waiver of notice thereof.

(b)	Regular meetings of the directors may be held without notice at such place and time as shall be determined from time to time by resolution of the directors.

(c)	Special meetings of the Board may be called by the Chief Executive Officer or by the Secretary on the written request of any two or more directors on at least ten (10) days’ notice to each director and shall be held at such place(s) as may be determined by the directors, or as shall be stated in the call of the meeting.

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(d)	Anything in these Bylaws or in any resolution adopted by the Board to the contrary notwithstanding, notice of any meeting of the Board need not be given to any director who submits a signed waiver of such notice, whether before or after such meeting, or who attends such meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

3.10.	Quorum. A majority of the directors in office from time to time shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained and no further notice thereof need be given, other than by announcement at the meeting which shall be so adjourned.

3.11.	Compensation. Unless otherwise restricted by the Articles, the Board shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

3.12.	Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if a written consent thereto is signed by all members of the Board, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

3.13.	Telephone Meeting. Any one or more members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such meeting.

3.14.	Annual Report. As soon as practicable after the close of each fiscal year, a report of the business and affairs of the Corporation to the shareholders shall be made under the direction of the Board, unless the Board determines, in its reasonable discretion, that such a report is not reasonably required.

4.	Officers.

4.1.	Officers. The Board may elect or appoint a Chief Executive Officer and such other officers as it may determine. The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or area of special competence of the Vice Presidents elected or appointed by it. Each officer shall hold his office until his successor is elected and qualified or until his earlier death, resignation or removal in the manner provided in Section 4.2. Any two or more offices may be held by the same person. The Board may require any officer to give a bond or other security for the faithful performance of his duties, in such amount and with such sureties as the Board may determine. All officers as between themselves and the Corporation shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or as the Board may from time to time determine.

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4.2.	Removal of Officers. Any officer elected or appointed by the Board may be removed by the Board with or without cause. In addition, unless the Board specifically reserves to itself the sole power to remove any officer elected or appointed by the Board, then any officer elected or appointed by the Board may also be removed by the Chief Executive Officer, with or without cause. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

4.3.	Resignations. Any officer may resign at any time by notifying the Board, the Chief Executive Officer or the Secretary in writing. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any.

4.4.	Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for the regular election or appointment to such office.

4.5.	Compensation. Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

4.6.	Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, subject to control of the Board, and shall report directly to the Board, and shall have supervisory responsibility over officers operating and discharging their responsibilities. The Chief Executive Officer shall perform all such other duties which are commonly incident to the capacity of Chief Executive Officer or which are delegated to him or her by the Board.

4.7.	President. The President shall have general supervision and direction of the business and affairs of the Corporation as directed by the Chief Executive Officer. The President shall, if present, preside at all meetings of the shareholders. He may, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of the Corporation. He may sign and execute, in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed, and, in general, he shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board. If there is no President, the Chief Executive Officer shall perform the President’s functions.

4.8.	Principal Financial Officer. The Principal Financial Officer shall perform all the powers and duties of the office of the principal financial officer and in general have overall supervision of the financial operations of the Corporation. The Principal Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the Chief Executive Officer or as the Board may from time to time determine. If there is no Principal Financial Officer, the Chief Executive Officer shall perform the Principal Financial Officer’s functions.

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4.9.	Executive Vice Presidents. At the request of the President or, in his absence, at the request of the Board, the Executive Vice Presidents shall (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, so acting, shall have all the powers of and be subject to all restrictions upon the President. Any Executive Vice President may also, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of the Corporation, may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed, and shall perform such other duties as from time to time may be assigned to him by the Board or the President.

4.10.	Secretary. The Secretary, if present, shall act as Secretary of all meetings of the shareholders and of the Board and shall keep the minutes thereof in the proper book(s) to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he may, with the Chief Executive Officer or a Vice President, sign certificates for shares of the Corporation; he shall be custodian of the seal of the Corporation, if any, and may seal with the seal of the Corporation or a facsimile thereof, if any, all certificates for shares of capital stock of the Corporation and all documents; he shall have charge of the stock ledger and also of the other books, records and papers of the Corporation relating to its organization and management as a Corporation and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall, in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the Chief Executive Officer. If there is no Secretary, the Chief Executive Officer shall perform the Secretary’s functions.

4.11.	Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for monies due and payable to the Corporation from any sources whatsoever; deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with these Bylaws; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined in accordance with any provisions of these Bylaws, and be responsible for the accuracy of the amounts of all monies to disbursed; regularly enter or cause to be entered in books to be kept by him or under his direction full and adequate account of all monies received or paid by him for the account of the Corporation; have the right to require, from time to time, reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the Chief Executive Officer or the Board, whenever the Chief Executive Officer or the Board, respectively, shall require him so to do, an account of the financial conditions of the Corporation and of all his transactions as Treasurer; exhibit at all reasonable times his books of account and other records to any of the directors upon application at the office of the Corporation where such books and records are kept; and, in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chief Executive Officer or the Board; and he may sign with the Chief Executive Officer or a Vice President certificates for shares of the capital stock of the Corporation. If there is no Treasurer, the Chief Executive Officer shall perform the Treasurer’s functions.

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4.12.	Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or the Chief Executive Officer. Assistant Secretaries and Assistant Treasurers may, with the Chief Executive Officer or a Vice President, sign certificates for shares of the Corporation.

4.13.	Additional Matters. The Chief Executive Officer, the President and the Principal Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer, Assistant Controller or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board.

5.	Contracts, Checks, Drafts, Bank Accounts, etc.

5.1.	Execution of Contracts. The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

5.2.	Loans. The Chief Executive Officer or any other officer, employee or agent authorized by these Bylaws or by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institutions or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidence of indebtedness of the Corporation and, when authorized by the Board to do so, may pledge and hypothecate or transfer any securities or the property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances or otherwise limited.

5.3.	Checks, Drafts, etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all notes or other evidence of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

5.4.	Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation in such banks, trust companies or other depositories as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power may from time to time be delegated by the Board.

6.	Stocks and Dividends.

6.1.	Certificates Representing Shares. The shares of the Corporation shall not be certificated unless required by law or as determined by the Board.

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6.2.	Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by his duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation and on surrender of any certificate(s) representing such shares of capital stock, if they exist, properly endorsed for transfer and upon payment of all necessary transfer taxes and such other instruments of transfer as requested by the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

6.3.	Registered Shareholders and Addresses of Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of capital stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of capital stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law. Each shareholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any shareholder fails to designate such address, corporate notices may be given to such person by mail directed to such person at such person’s post office address, if any, as the same appears on the stock record books of the Corporation or at such person’s last known post office address or as otherwise provided by applicable law.

6.4.	Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place(s) as may be determined from time to time by the Board.

6.5.	Lost, Destroyed, Stolen and Mutilated Certificates. The holder of any shares shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

6.6.	Regulations. The Board may make rules and regulations as it may deem expedient, not inconsistent with these Bylaws or with the Articles, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

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6.7.	Restriction on Transfer of Stock. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by the provisions of the NRS, and noted conspicuously on the certificate representing such capital stock, if such certificate exists, may be enforced against the holder of the restricted capital stock of any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by the provisions of the NRS, as the same may be amended and supplements, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Articles or by an agreement among any number of shareholders or among such shareholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction. Except to the extent that the Corporation has obtained an opinion of counsel acceptable to the Corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the Corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.8.	Dividends, Surplus, etc. Subject to the provisions of the Articles and of law, the Board:

(a)	may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time to times as, in its discretion, the conditions of the affairs of the Corporation shall render advisable;

(b)	may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidence of indebtedness; and

(c)	may set aside from time to time out of such surplus or net profits such sum(s) as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any other purpose it may think conducive to the best interests of the Corporation.

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7.	Miscellaneous.

7.1.	Seal. The Board shall have the power by resolution to adopt, make and use a corporate seal and to alter the form of such seal from time to time.

7.2.	Fiscal Year. The fiscal year of the Corporation shall be determined, and may be changed, by resolution of the Board.

7.3.	Books and Records. The Corporation shall: (1) Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the Corporation; (2) Maintain appropriate accounting records; (3) Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the Corporation; (4) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time; and (5) Keep a copy of the following records (subject to any provision of the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board: (a) the Articles as currently in effect; (b) these Bylaws and all amendments thereto as currently in effect; (c) the minutes of all meetings of shareholders and records of all action taken by shareholders; (d) the Corporation’s financial statements for the past three years; (e) all written communications to shareholders generally within the past three years; (f) a list of the names and business addresses of the current Directors and officers; and (g) the most recent annual report delivered to the Nevada Secretary of State.

7.4.	Attorneys’ Fees. If any action is brought by any party against another party, relating to or arising out of these Bylaws, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of these Bylaws, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the Corporation and any other parties asserting a claim as set forth in this Section 7.4, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection any judgment obtained in any such proceeding. The provisions of this Section 7.4 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

7.5.	Subject to Law and Articles of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the provisions of the Articles and applicable law.

7.6.	Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used at any time unless otherwise restricted by the Board or a committee thereof.

7.7.	Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

7.8.	Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.	Indemnification. The Corporation shall have the rights and obligations related to indemnification as set forth in the Articles.

9.	Amendments. These Bylaws may be altered or repealed and Bylaws may be made pursuant to the provisions set forth in the Articles.

***************************************************************************

15

Exhibit E

Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock (Attached)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: NextNRG, Inc. Entity or Nevada Business Identification Number (NVID):
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series A Convertible Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* Series A Convertible Preferred Stock...(as attached hereto).
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	**X** ______________________________ Date: Signature of Officer

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

CERTIFICATE OF DESIGNATIONS OF PREFERENCES AND RIGHTS OF SERIES A

CONVERTIBLE PREFERRED STOCK

of

NextNRG, Inc.

a Nevada corporation

Pursuant to Section 78.1955 of the Nevada Revised Statutes The undersigned, Michael D. Farkas, hereby certifies that:

1.	He is the duly elected Chief Executive Officer of NextNRG, Inc. a Nevada corporation (“Corporation”).

2.	A resolution was adopted and approved by the Board of Directors of the Corporation by unanimous written consent on ____________, 2026 authorizing and approving the Certificate of Designation of Preferences and Rights of Series A Convertible Preferred Stock of the Corporation set forth below.

3.	No shares of Series A Convertible Preferred Stock have been issued as of the date hereof.

IN WITNESS WHEREOF, the undersigned does hereby execute this Certificate, and does hereby acknowledge that this instrument constitutes his act and deed and that the facts stated herein are true.

NextNRG, Inc.

By:
Name:	Michael D. Farkas
Title:	Chief Executive Officer

Dated: _______________, 2026

1

CERTIFICATE OF DESIGNATIONS OF PREFERENCES AND RIGHTS OF SERIES A

CONVERTIBLE PREFERRED STOCK

of

NextNRG, Inc.

a Nevada corporation

The undersigned Chief Executive Officer of NextNRG, Inc. (“Corporation”), a corporation organized and existing under the laws of the State of Nevada, does hereby certify that, pursuant to the authority contained in the Corporation’s Articles of Incorporation (“Articles”) and pursuant to Section 78.1955 of the Nevada Revised Statutes (“NRS”), and in accordance with the provisions of the resolution creating a series of the class of the Corporation’s authorized preferred stock designated as Series B Convertible Preferred Stock as follows:

FIRST: The Articles authorize the issuance by the Corporation of 500,000,000 shares of common stock, par value of $0.0001 per share (“Common Stock”) and 50,000,000 shares of preferred stock, par value of $0.0001 per share (“Preferred Stock”), and further, authorize the Board of Directors (“Board”) of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series into one or more series and to designate the rights, preferences and limitations of each series.

SECOND: By unanimous written consent of the Board dated __________, 2026, the Board designated 513,000 shares of the Preferred Stock as the Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), pursuant to a resolution providing that a series of preferred stock of the Corporation be and hereby is created and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such Series A Preferred Stock, and the qualifications, limitations and restrictions thereof, are as follows:

SERIES A CONVERTIBLE PREFERRED STOCK

Section 1. Powers and Rights of Series A Convertible Preferred Stock. There is hereby designated a class of Preferred Stock of the Corporation as the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series A Stock”). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series A Stock shall be as set forth in this Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock (this “Certificate of Designations”). For purposes hereon, a holder of a share or shares of Series A Stock, with respect to their rights as related to the Series A Stock, shall be referred to as a “Series A Holder”. The Corporation is the successor to NextNRG, Inc., a Delaware corporation (“Next-Delaware”), which converted to the Corporation as a Nevada corporation on ___________, 2026 and the Series A Stock is being issued to the Series A Holder in exchange for the Series A Convertible Preferred Stock of Next-Delaware, as designated in the State of Delaware on August 16, 2024 (the “Original Designation Date”), and issued to the original Series A Holder on August 16, 2024 (the “Original Issuance Date”).

Section 2. Number and Stated Value. The number of authorized shares of Series A Stock is 513,000 shares. Each share of Series A Stock shall have initially have a stated value of $10.00 (the “Stated Value”). The Stated Value shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Stock occurring following the Original Designation Date.

2

Section 3. Dividends and Distributions.

(a)	Series A Dividends. The Series A Stock shall accrue dividends at the rate of 10% per annum of the Stated Value, which shall be accrue on a quarterly basis per calendar quarter following the Original Issuance Date, being the date of the issuance of the shares of Series A Convertible Preferred Stock of Next-Delaware to the Series A Holder, for which the Series A Stock shall be issued in exchange (the “Series A Dividend”). The Series A Dividend shall be due and payable within five Business Days (as defined below) of the end of each such calendar quarter, and shall be payable to the Series A Holder thereof via the issuance to the Series A Holder of a number of shares of common stock, par value $0.0001 per share of the Corporation (the “Common Stock”) equal to (i) the amount of the Series A Dividend, divided by (ii) the Conversion Price (as defined below) as in effect on the last Business Day of the preceding calendar quarter, in each case rounded to the nearest whole share of Common Stock (such shares of Common Stock, the “Dividend Shares”). In the event that any Series A Dividend is not paid when otherwise due due to the limitations as set forth in this Certificate of Designations, such Series A Dividend shall accrue and the applicable Dividend Shares shall be issued when permissible pursuant to the provisions of this Certificate of Designations. The Series A Dividend shall accrue commencing on the Original Issuance Date with respect to the applicable Series A Stock and shall cease to accrue on conversion of the applicable shares of Series A Stock, and the Series A Dividend for any partial calendar quarter shall be appropriately pro-rated. For purposes herein, a “Business Day” shall mean any day on which commercial banks are generally open for business in the State of Nevada.

(b)	Participation. The Series A Stock shall not participate in any other dividends or distributions made with respect to the Common Stock.

(c)	Other Distributions. Other than as specifically set forth herein, including, without limitation, in Section 3(a) or Section 3(b), the Series A Stock is not entitled to receive any dividends or distributions due solely to its status as Series A Stock, and the Series A Stock shall not participate in any dividends, distributions or payments to the holders of any other classes of stock of the Corporation other than the Common Stock as set forth herein.

Section 4. Conversion.

(a)	General Provisions. Subject to the terms and conditions herein, a Series A Holder shall have the right at any time to convert the Series A Stock, and the Series A Stock shall be convertible, into shares of Common Stock as set forth herein (such shares of Common Stock being referred to as the “Conversion Shares”) as set forth herein (each, a “Conversion”).

(b)	Conversion Price.

(i)	For purposes herein, the “Conversion Price” means 80% of the Minimum Price, as defined in Rule 5635 of The Nasdaq Stock Market LLC Rules, as of the Original Issuance Date, subject to adjustment as set forth herein.

3

(ii)	Each share of Series A Stock converted in a Conversion shall be convertible into a number of Conversion Shares equal to (1) the Stated Value; divided by (2) the then-applicable Conversion Price, in each case rounded to the nearest whole share of Common Stock, calculated collectively with respect to all shares of Series A Stock being converted pursuant to any Notice of Conversion.

(iii)	A Series A Holder shall elect a Conversion by delivering to the Corporation a notice of conversion in the form as attached hereto as Exhibit A (the “Notice of Conversion”) at any time. Together with the Notice of Conversion, the Series A Holder shall surrender any certificate or certificates for the Series A Stock being converted, duly endorsed. The calculation of Conversion Shares to be issued as set forth in the Notice of Conversion shall be subject to confirmation and approval of the Corporation. The Corporation shall, within three Business Days (as defined below) of receipt of a Notice of Conversion, issue to the applicable Series A Holder the number of Conversion Shares to which such Series A Holder shall be entitled. A Conversion shall be deemed to have been effected on the date the Notice of Conversion is submitted to the Corporation if delivered by facsimile, e-mail or other reasonable means of communication dispatched prior to 6:00 p.m., Eastern time, and provided that if the Notice of Conversion is not delivered by such time then the conversion date shall be the next Business Day and the Notice of Conversion shall be deemed automatically updated accordingly.

(c)	Concerning the Conversion Shares. The Conversion Shares and any Dividend Shares may not be sold or transferred unless: (i) such Conversion Shares or Dividend Shares are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”) or (ii) the Corporation and its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) (“Rule 144”); or (iii) such Conversion Shares or Dividend Shares are transferred to an “affiliate” (as defined in Rule 144) of the applicable Series A Holder who agrees to sell or otherwise transfer the shares only in accordance with this section and who is an accredited investor (as defined in Rule 501 under Regulation D promulgated pursuant to the Securities Act). Any restrictive legend on any certificates representing the Conversion Shares or any Dividend Shares shall be removed and the Corporation shall issue to the applicable Series A Holder a new certificate therefore free of any transfer legend if the Corporation or its transfer agent shall have received an opinion of counsel from applicable Series A Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Conversion Shares or Dividend Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Corporation so that the sale or transfer is effected; or (ii) in the case of Conversion Shares or Dividend Shares such security is registered for sale by the applicable Series A Holder under an effective registration statement filed under the Securities Act; or otherwise may be sold pursuant to an exemption from registration.

4

(d)	Adjustment Due to Merger, Consolidation, Etc. If, at any time when the Series A Stock is issued and outstanding and prior to conversion of the applicable share(s) of Series A Stock, the Common Stock is converted into another class of securities of the Corporation or any successor entity to the Corporation, whether by way of merger, reorganization, re-incorporation or otherwise (the “Replacement Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Replacement Securities. In the event that the Corporation completes a share exchange with another entity wherein all of the issued and outstanding shares of Common Stock are exchanged for equity interests in the other entity (the “Exchanged Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Exchanged Securities. The adjustments in this Section 4(d) shall be undertaken each time any such event occurs.

(e)	Adjustment to Conversion Price Due to Splits. Without limiting any provision herewith, if the Corporation at any time on or after the Original Designation Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) the outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately increased. Without limiting any provision herewith, if the Corporation at any time on or after the Original Designation Date (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately decreased. By way of example and not limitation, in the event of a two-for-one forward split of the Common Stock, whereby each share of Common Stock is converted into two shares of Common Stock, the Conversion Price shall be decreased by 50% and, in the event of a one-for-two reverse split of the Common Stock, whereby each two shares of Common Stock are converted into one share of Common Stock, the Conversion Price shall be increased by 100%. Any adjustment pursuant to this Section 4(e) shall become effective immediately after the effective date of such subdivision or combination.

(f)	Additional Provisions.

(i)	No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the Conversion of the Series A Stock or with respect to any issuance of any Dividend Shares. As to any fraction of a share of Common Stock which the Series A Holder would otherwise be entitled to acquire upon such Conversion or upon payment of any Series A Dividend, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation, or round up to the next whole share of Common Stock.

5

(ii)	The issuance of Conversion Shares or Dividend Shares shall be made without charge to any Series A Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares or Dividend Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares or Dividend Shares in a name other than that of the Series A Holders of such shares of Series A Stock and the Corporation shall not be required to issue or deliver such Conversion Shares or Dividend Shares unless or until the Person (as defined below) or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. For purposes hereof, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(iii)	The Corporation covenants that during the period the Conversion right exists, the Corporation will reserve from its authorized and unissued Common Stock a number of shares of Common Stock equal to at least 100% of the number of Conversion Shares then issuable on conversion of all shares of Series A Stock, free from preemptive rights, to provide for the issuance of Conversion Shares upon the full conversion of the Series A Stock issued and outstanding.

(g)	Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, in no event shall any Series A Holder be entitled to elect to complete any Conversion, and such Series A Holder shall not have any right to be issued any Dividend Shares, to the extent that following such Conversion or issuance of Dividend Shares, the sum of (1) the number of shares of Common Stock beneficially owned by such Series A Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted/un-redeemed portion of the Series A Stock or the unexercised or unconverted portion of any other security of the Corporation subject to a limitation on conversion, issuance or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion or redemption of the portion of the Series A Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by such Series A Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion or redemption as set forth herein may be waived or increased by the applicable Series A Holder upon, at the election of the applicable Series A Holder, not less than 61 days’ prior notice to the Corporation, and the provisions of the conversion or redemption limitation shall continue to apply until such 61st day (or such later date, as determined by the applicable Series A Holder, as may be specified in such notice of waiver).

Section 5. Vote. Other than as set forth in Section 6, each share of Series A Stock shall, on any matter submitted to the holders of the Common Stock, or any class thereof, for a vote, vote together with the Common Stock, or any class thereof, as applicable, as one class on such matter for as long as the share of Series A Stock is issued and outstanding and each share of Series A Stock shall have a number of votes on such matter equal to the number of Conversion Shares which would be issuable with respect to such Series A Stock as of the date of such vote, and, for purposes of this Section 5, provided, that, for purposes of this Section 5, the “Conversion Price” used for the determination of the number of Conversion Shares which would be issuable with respect to such Series A Stock shall be the Minimum Price, as defined in Rule 5635 of The Nasdaq Stock

6

Market LLC Rules, as of the date of issuance of the shares of Series A Stock.

Section 6. Amendment and Protective Provisions. The Corporation may not, and shall not, amend or repeal this Certificate of Designations without the prior written consent of Series A Holders holding a majority of the Series A Stock then issued and outstanding, in which vote each share of Series A Stock then issued and outstanding shall have one vote, voting separately as a single class, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of such Series A Holders, or in a written consent executed by Series A Holders holding a majority of the issued and outstanding shares of Series A Stock, and any such act or transaction entered into without such vote or consent shall be null and void ab initio, and of no force or effect.

Section 7. Miscellaneous.

(a)	Legend. Any certificates representing the Series A Stock shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

(b)	Lost or Mutilated Series A Stock Certificate. If the certificate for the Series A Stock held by the Series A Holder thereof shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the share of Series A Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

(c)	No Registration Rights. The Series A Holders shall not have the right to require the Corporation to register any shares of Series A Stock or any Conversion Shares for sale pursuant to the securities laws of the United States, except as may be separately agreed between a Series A Holder and the Corporation

(d)	Interpretation. If a Series A Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7

(e)	Waiver. Any waiver by the Corporation or the Series A Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations. The failure of the Corporation or the Series A Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations. Any waiver must be in writing.

Section 8. Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

IN WITNESS WHEREAS, NextNRG, Inc. has caused this Certificate of Amendment to Certificate of Designations to Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock be signed by a duly authorized officer on this _____ day of ___________, 20____.

NextNRG, Inc.

By:
Name:	Michael D. Farkas
Title:	Chief Executive Officer

8

EXHIBIT A

NextNRG, Inc.

Notice of Conversion

Reference is made to the Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of NextNRG, Inc. (the “Corporation”) dated as of August 15, 2024, as amended by the Certificate of Amendment to Certificate of Designations to Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock, dated as of August 16, 2024, designating the rights and preferences of the Series A Convertible Preferred Stock of the Corporation (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Shares”), of the Corporation indicated below into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Corporation, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Tax ID Number (If applicable):

Conversion Price:	$ _________________

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

Holder Name:

By:
(signature)

Title:

Dated:

Account Number (if electronic book entry transfer): __________________________________________

Transaction Code Number (if electronic book entry transfer): ___________________________________

9

Exhibit F

Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock (Attached)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: NextNRG, Inc. Entity or Nevada Business Identification Number (NVID):
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series B Convertible Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* Series B Convertible Preferred Stock...(as attached hereto).
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X ______________________ Signature of Officer Date:

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

CERTIFICATE OF DESIGNATIONS OF PREFERENCES AND RIGHTS OF SERIES B

CONVERTIBLE PREFERRED STOCK

of

NextNRG, Inc.

a Nevada corporation

Pursuant to Section 78.1955 of the Nevada Revised Statutes The undersigned, Michael D. Farkas, hereby certifies that:

1.	He is the duly elected Chief Executive Officer of NextNRG, Inc. a Nevada corporation (“Corporation”).

2.	A resolution was adopted and approved by the Board of Directors of the Corporation by unanimous written consent on __________, 2026 authorizing and approving the Certificate of Designation of Preferences and Rights of Series B Convertible Preferred Stock of the Corporation set forth below.

3.	No shares of Series B Convertible Preferred Stock have been issued as of the date hereof.

IN WITNESS WHEREOF, the undersigned does hereby execute this Certificate, and does hereby acknowledge that this instrument constitutes his act and deed and that the facts stated herein are true.

NextNRG, Inc.

By:
Name:	Michael D. Farkas
Title:	Chief Executive Officer

Dated: ______________, 2026

2

CERTIFICATE OF DESIGNATIONS OF PREFERENCES AND RIGHTS OF SERIES B

CONVERTIBLE PREFERRED STOCK

of

NextNRG, Inc.

a Nevada corporation

The undersigned Chief Executive Officer of NextNRG, Inc. (“Corporation”), a corporation organized and existing under the laws of the State of Nevada, does hereby certify that, pursuant to the authority contained in the Corporation’s Articles of Incorporation (“Articles”) and pursuant to Section 78.1955 of the Nevada Revised Statutes (“NRS”), and in accordance with the provisions of the resolution creating a series of the class of the Corporation’s authorized preferred stock designated as Series B Convertible Preferred Stock as follows:

FIRST: The Articles authorize the issuance by the Corporation of 500,000,000 shares of common stock, par value of $0.0001 per share (“Common Stock”) and 50,000,000 shares of preferred stock, par value of $0.0001 per share (“Preferred Stock”), and further, authorize the Board of Directors (“Board”) of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series into one or more series and to designate the rights, preferences and limitations of each series.

SECOND: By unanimous written consent of the Board dated _________, 2026, the Board designated 150,000 shares of the Preferred Stock as the Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”), pursuant to a resolution providing that a series of preferred stock of the Corporation be and hereby is created and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such Series B Preferred Stock, and the qualifications, limitations and restrictions thereof, are as follows:

SERIES B CONVERTIBLE PREFERRED STOCK

Section 1. Powers and Rights of Series B Convertible Preferred Stock. There is hereby designated a class of Preferred Stock of the Corporation as the Series B Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series B Stock”). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series B Stock shall be as set forth in this Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock (this “Certificate of Designations”). For purposes hereon, a holder of a share or shares of Series B Stock, with respect to their rights as related to the Series B Stock, shall be referred to as a “Series B Holder”. The Corporation is the successor to NextNRG, Inc., a Delaware corporation (“Next-Delaware”), which converted to the Corporation as a Nevada corporation on ____________, 2026, and the Series B Stock is being issued to the Series B Holder in exchange for the Series B Convertible Preferred Stock of Next-Delaware, as designated in the State of Delaware on August 16, 2024 (the “Original Designation Date”), and issued to the original Series A Holder on August 16, 2024 (the “Original Issuance Date”).

Section 2. Number and Stated Value. The number of authorized shares of Series B Stock is 150,000 shares. Each share of Series B Stock shall have initially have a stated value of $10.00 (the “Stated Value”). The Stated Value shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Stock occurring following the Original Designation Date.

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Section 3. Dividends and Distributions.

(a)	Series B Dividends. The Series B Stock shall accrue dividends at the rate of 12% per annum of the Stated Value, which shall be accrue on a quarterly basis per calendar quarter following the Original Issuance Date, being the date of the issuance of the shares of Series B Convertible Preferred Stock of Next-Delaware to the Series B Holder, for which the Series B Stock shall be issued in exchange (the “Series B Dividend”). The Series B Dividend shall be due and payable within five Business Days (as defined below) of the end of each such calendar quarter, and shall be payable to the Series B Holder thereof via the issuance to the Series B Holder of a number of shares of common stock, par value $0.0001 per share of the Corporation (the “Common Stock”) equal to (i) the amount of the Series B Dividend, divided by (ii) the Conversion Price (as defined below) as in effect on the last Business Day of the preceding calendar quarter, in each case rounded to the nearest whole share of Common Stock (such shares of Common Stock, the “Dividend Shares”). In the event that any Series B Dividend is not paid when otherwise due due to the limitations as set forth in this Certificate of Designations, such Series B Dividend shall accrue and the applicable Dividend Shares shall be issued when permissible pursuant to the provisions of this Certificate of Designations. The Series B Dividend shall accrue commencing on the Original Issuance Date with respect to the applicable Series B Stock and shall cease to accrue on conversion of the applicable shares of Series B Stock, and the Series B Dividend for any partial calendar quarter shall be appropriately pro-rated. For purposes herein, a “Business Day” shall mean any day on which commercial banks are generally open for business in the State of Nevada.

(b)	Participation. The Series B Stock shall not participate in any other dividends or distributions made with respect to the Common Stock.

(c)	Other Distributions. Other than as specifically set forth herein, including, without limitation, in Section 3(a) or Section 3(b), the Series B Stock is not entitled to receive any dividends or distributions due solely to its status as Series B Stock, and the Series B Stock shall not participate in any dividends, distributions or payments to the holders of any other classes of stock of the Corporation other than the Common Stock as set forth herein.

Section 4. Conversion.

(a)	General Provisions. Subject to the terms and conditions herein, a Series B Holder shall have the right at any time to convert the Series B Stock, and the Series B Stock shall be convertible, into shares of Common Stock as set forth herein (such shares of Common Stock being referred to as the “Conversion Shares”) as set forth herein (each, a “Conversion”).

(b)	Conversion Price.

(i)	For purposes herein, the “Conversion Price” means 70% of the Minimum Price, as defined in Rule 5635 of The Nasdaq Stock Market LLC Rules, as of the Original Issuance Date, subject to adjustment as set forth herein.

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(ii)	Each share of Series B Stock converted in a Conversion shall be convertible into a number of Conversion Shares equal to (1) the Stated Value; divided by (2) the then-applicable Conversion Price, in each case rounded to the nearest whole share of Common Stock, calculated collectively with respect to all shares of Series B Stock being converted pursuant to any Notice of Conversion.

(iii)	A Series B Holder shall elect a Conversion by delivering to the Corporation a notice of conversion in the form as attached hereto as Exhibit A (the “Notice of Conversion”) at any time. Together with the Notice of Conversion, the Series B Holder shall surrender any certificate or certificates for the Series B Stock being converted, duly endorsed. The calculation of Conversion Shares to be issued as set forth in the Notice of Conversion shall be subject to confirmation and approval of the Corporation. The Corporation shall, within three Business Days (as defined below) of receipt of a Notice of Conversion, issue to the applicable Series B Holder the number of Conversion Shares to which such Series B Holder shall be entitled. A Conversion shall be deemed to have been effected on the date the Notice of Conversion is submitted to the Corporation if delivered by facsimile, e-mail or other reasonable means of communication dispatched prior to 6:00 p.m., Eastern time, and provided that if the Notice of Conversion is not delivered by such time then the conversion date shall be the next Business Day and the Notice of Conversion shall be deemed automatically updated accordingly.

(c)	Concerning the Conversion Shares. The Conversion Shares and any Dividend Shares may not be sold or transferred unless: (i) such Conversion Shares or Dividend Shares are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”) or (ii) the Corporation and its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) (“Rule 144”); or (iii) such Conversion Shares or Dividend Shares are transferred to an “affiliate” (as defined in Rule 144) of the applicable Series B Holder who agrees to sell or otherwise transfer the shares only in accordance with this section and who is an accredited investor (as defined in Rule 501 under Regulation D promulgated pursuant to the Securities Act). Any restrictive legend on any certificates representing the Conversion Shares or any Dividend Shares shall be removed and the Corporation shall issue to the applicable Series B Holder a new certificate therefore free of any transfer legend if the Corporation or its transfer agent shall have received an opinion of counsel from applicable Series B Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Conversion Shares or Dividend Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Corporation so that the sale or transfer is effected; or (ii) in the case of Conversion Shares or Dividend Shares such security is registered for sale by the applicable Series B Holder under an effective registration statement filed under the Securities Act; or otherwise may be sold pursuant to an exemption from registration.

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(d)	Adjustment Due to Merger, Consolidation, Etc. If, at any time when the Series B Stock is issued and outstanding and prior to conversion of the applicable share(s) of Series B Stock, the Common Stock is converted into another class of securities of the Corporation or any successor entity to the Corporation, whether by way of merger, reorganization, re-incorporation or otherwise (the “Replacement Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Replacement Securities. In the event that the Corporation completes a share exchange with another entity wherein all of the issued and outstanding shares of Common Stock are exchanged for equity interests in the other entity (the “Exchanged Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Exchanged Securities. The adjustments in this Section 4(d) shall be undertaken each time any such event occurs.

(e)	Adjustment to Conversion Price Due to Splits. Without limiting any provision herewith, if the Corporation at any time on or after the Original Designation Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) the outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately increased. Without limiting any provision herewith, if the Corporation at any time on or after the Original Designation Date (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately decreased. By way of example and not limitation, in the event of a two-for-one forward split of the Common Stock, whereby each share of Common Stock is converted into two shares of Common Stock, the Conversion Price shall be decreased by 50% and, in the event of a one-for-two reverse split of the Common Stock, whereby each two shares of Common Stock are converted into one share of Common Stock, the Conversion Price shall be increased by 100%. Any adjustment pursuant to this Section 4(e) shall become effective immediately after the effective date of such subdivision or combination.

(f)	Additional Provisions.

(i)	No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the Conversion of the Series B Stock or with respect to any issuance of any Dividend Shares. As to any fraction of a share of Common Stock which the Series B Holder would otherwise be entitled to acquire upon such Conversion or upon payment of any Series B Dividend, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation, or round up to the next whole share of Common Stock.

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(ii)	The issuance of Conversion Shares or Dividend Shares shall be made without charge to any Series B Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares or Dividend Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares or Dividend Shares in a name other than that of the Series B Holders of such shares of Series B Stock and the Corporation shall not be required to issue or deliver such Conversion Shares or Dividend Shares unless or until the Person (as defined below) or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. For purposes hereof, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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(iii)	The Corporation covenants that during the period the Conversion right exists, the Corporation will reserve from its authorized and unissued Common Stock a number of shares of Common Stock equal to at least 100% of the number of Conversion Shares then issuable on conversion of all shares of Series B Stock, free from preemptive rights, to provide for the issuance of Conversion Shares upon the full conversion of the Series B Stock issued and outstanding.

Section 5. Vote. Other than as set forth in Section 6, each share of Series B Stock shall, on any matter submitted to the holders of the Common Stock, or any class thereof, for a vote, vote together with the Common Stock, or any class thereof, as applicable, as one class on such matter for as long as the share of Series B Stock is issued and outstanding and each share of Series B Stock shall have a number of votes on such matter equal to the number of Conversion Shares which would be issuable with respect to such Series B Stock as of the date of such vote, and, for purposes of this Section 5, provided, that, for purposes of this Section 5, the “Conversion Price” used for the determination of the number of Conversion Shares which would be issuable with respect to such Series B Stock shall be the Minimum Price, as defined in Rule 5635 of The Nasdaq Stock Market LLC Rules, as of the date of issuance of the shares of Series B Stock.

Section 6. Amendment and Protective Provisions. The Corporation may not, and shall not, amend or repeal this Certificate of Designations without the prior written consent of Series B Holders holding a majority of the Series B Stock then issued and outstanding, in which vote each share of Series B Stock then issued and outstanding shall have one vote, voting separately as a single class, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of such Series B Holders, or in a written consent executed by Series B Holders holding a majority of the issued and outstanding shares of Series B Stock, and any such act or transaction entered into without such vote or consent shall be null and void ab initio, and of no force or effect.

Section 7. Miscellaneous.

(a)	Legend. Any certificates representing the Series B Stock shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

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(b)	Lost or Mutilated Series B Stock Certificate. If the certificate for the Series B Stock held by the Series B Holder thereof shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the share of Series B Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

(c)	No Registration Rights. The Series B Holders shall not have the right to require the Corporation to register any shares of Series B Stock or any Conversion Shares for sale pursuant to the securities laws of the United States, except as may be separately agreed between a Series B Holder and the Corporation

(d)	Interpretation. If a Series B Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(e)	Waiver. Any waiver by the Corporation or the Series B Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations. The failure of the Corporation or the Series B Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations. Any waiver must be in writing.

Section 8. Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

IN WITNESS WHEREAS, NextNRG, Inc. has caused this Certificate of Amendment to Certificate of Designations to Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock be signed by a duly authorized officer on this ________ day of _________, 20____.

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NextNRG, Inc.

By:
Name:	Michael D. Farkas
Title:	Chief Executive Officer

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EXHIBIT A

NextNRG, Inc.

Notice of Conversion

Reference is made to the Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock of NextNRG, Inc. (the “Corporation”) dated as of August 16, 2024, as amended by the Certificate of Amendment to Certificate of Designations to Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock, dated as of August 16, 2024, designating the rights and preferences of the Series B Convertible Preferred Stock of the Corporation (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Shares”), of the Corporation indicated below into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Corporation, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Tax ID Number (If applicable):

Conversion Price:	$ _________________

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

Holder Name:

By:
(signature)

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

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ClearTrust, LLC - Proxy Agent
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Lutz, Florida 33558

*** SPECIMEN ***
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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY

ONLINE (FASTEST AND EASIEST):
- Go to: www.cleartrustonline.com/nxxt
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
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- Request to vote your proxy.

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.

ANNUAL MEETING OF STOCKHOLDERS

NEXTNRG, INC.

CONTROL NUMBER:

DATE: **December 29, 2025**
TIME: **10:30 A.M. Eastern Time**
LOCATION: **407 Lincoln Rd., Suite 9F, Miami Beach, FL 33139**

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael D. Farkas (the "Named Proxy") as proxy for the undersigned, with full power of substitution and resubstitution, and authorizes him to vote all the shares of common stock of NextNRG, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

NEXTNRG, INC.
ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect directors to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the earlier of their resignation or removal.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	**FOR**
Michael D. Farkas Daniel Arbour Bennett Kurtz Jack Leibler Sean Oppen	☐	☐	☐	
	To withhold authority to vote for any nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below: ______________________________________			
	FOR	AGAINST	ABSTAIN	**FOR**
2. To approve a change in our state of incorporation from Delaware to Nevada.	☐	☐	☐	
	FOR	AGAINST	ABSTAIN	**FOR**
3. To ratify the selection of M&K CPAs, PLLC as independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐	
4. To consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.				

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Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

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